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CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                  Confidential
                        INTERACTIVE MARKETING AGREEMENT
                        -------------------------------

     This Interactive Marketing Agreement (the "Agreement"), dated as of March 15, 2000 (the "Effective Date"), is between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and SmartAge.com Corp. ("SmartAge"), a Delaware corporation, with offices at 3450 California Street, San Francisco, California 94118. AOL and SmartAge may be referred to individually as a "Party" and collectively as the "Parties."

                                  INTRODUCTION
                                  ------------

     AOL and SmartAge each desires to enter into an interactive marketing relationship whereby AOL will promote and distribute interactive sites referred to (and further defined) herein as the Co-Branded Sites. This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of the Agreement will be as defined on Exhibit B attached hereto.

                                     TERMS
                                     -----

1.  PROMOTION, DISTRIBUTION AND MARKETING.
    -------------------------------------

    1.1.  AOL Promotion of Co-Branded Sites.  AOL will provide SmartAge with the
          ---------------------------------
          promotions for the Co-Branded Sites described on Exhibit A attached hereto. Subject to SmartAge's reasonable approval, AOL will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing SmartAge Comparable Promotional Placements in appropriate alternative areas of the AOL Network. In addition, if AOL is unable to deliver any particular Promotion, AOL will work with SmartAge to provide SmartAge, as its sole remedy, a Comparable Promotional Placement. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Network at any time. AOL intends, to the extent practicable and commercially reasonable in light of such factors as AOL's size and standard procedures (e.g., the great number of departments and people responsible for various aspects of AOL's operations, and the fact that different departments are responsible for the design of the AOL Network and the management of the implementation of partners' accounts), to use good faith efforts to notify SmartAge of modifications which appropriate AOL personnel (i.e., those responsible for working with SmartAge to implement the Promotions on a day-to-day basis) know will materially and adversely affect specific Promotions (such notice may be oral or by e-mail (or in other written form) and need not be delivered as contemplated under paragraph 16 of Exhibit G hereto). In the event such modifications in fact materially and adversely affect any specific Promotion, AOL will work with SmartAge to provide SmartAge, as its sole remedy, a Comparable Promotional Placement. As used herein, the term "Comparable
                                                                      ----------
          Promotional Placement" means alternate placements which are reasonably
          ---------------------
          and mutually agreed to have an overall value comparable to the group of placements they replace, with such value to be determined based on a variety of factors, to the extent applicable, including without limitation, number, size, location, extent of integration, quality, type, reach/frequency, timing/seasonality, expected response rate/effectiveness, and/or demographically/psychographically targeted relevance; if the Parties are unable to reach such mutual agreement on such alternate placements, then the issue shall be escalated pursuant to Section 7 hereof.

    1.2.  Impressions Commitment.  During the Term, AOL shall deliver ***
          ----------------------
          Impressions to the Promotions (the "Impressions Commitment"). With respect to the

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          Impressions targets specified on Exhibit A, AOL will not be obligated to provide in excess of any Impressions target amounts in any year.
          In the event there is (or will be in AOL's reasonable judgment) a shortfall in Impressions as of the end of the Initial Term (a "Final Shortfall"), AOL will provide SmartAge, as its sole remedy, with one of the following (at AOL's option): (a) an extension of the existing promotional obligations hereunder (i.e., promoting the Co-Branded Sites consistent with the terms hereof, e.g., as in Exhibit A hereto, subject to availability as determined by AOL in its discretion) (provided that SmartAge shall not be required to pay additional carriage fees to AOL for such an extension) until the Impressions Commitment has been satisfied, up to a maximum of six (6) months, at which time if the Impressions Commitment still has not been satisfied then AOL will provide SmartAge, as its sole remedy, with a *** of a *** of the *** set forth in Section *** (not including the *** described in Section ***, which for purposes of this section shall be *** at ***), to the extent that AOL has actually *** such *** from SmartAge and such *** remain *** at the time of *** (i.e., a *** of the *** has not been *** at the time of ***), or (b) Comparable Promotional Placements until the Impressions Commitment has been satisfied. Except as otherwise set forth herein or otherwise mutually agreed, after the Co-Branded Sites have been created and launched in accordance with this Agreement, AOL will use good faith efforts to distribute Impressions to *** and *** (excluding any *** or ***) *** on a *** basis, over the course of the Initial Term, provided that the Parties understand that such *** may be affected by such factors as *** and ***.

    1.3.  Content of Promotions. The Promotions will link only to the Co-Branded
          ---------------------
          Sites and will promote only the SmartAge Products described on Exhibit D, as such Exhibit may be amended from time to time to the extent mutually agreed by the Parties in writing; provided, however, that until the Co-Branded Sites are built in accordance with the terms of this Agreement the Promotions may instead link to the SmartAge Standard Site as set forth in Section 2.1 below (and such Promotions will be counted towards the Impressions Commitment). The specific SmartAge Content to be contained within the Promotions described in Exhibit A (the "Promo Content") will be subject to the restrictions set forth in Exhibit D hereto and otherwise will be determined by SmartAge (provided, however, that the Promo Content must pertain to the Content of the Co-Branded Site to which the relevant Promotion links (i.e., Promotions linking to the Co-Branded Corner Office must only have Promo Content relating to the Content therein, and Promotions linking to the Co-Branded Primary Site must only have Promo Content relating to the Content therein)), subject to AOL's technical limitations, the terms of this Agreement and AOL's then-generally-applicable policies relating to advertising and promotions (provided that if such a generally applicable policy is developed and implemented by AOL after the Effective Date hereof which deprives SmartAge of a material benefit which it reasonably expected to receive under this Agreement, the Parties will work in good faith to determine whether there is a comparable benefit which is commercially reasonable for AOL to provide, and if the Parties cannot so agree on a comparable benefit, they will resolve such a dispute via the procedures set forth in Section 7 hereof). The determination of which Promotions will link to the Co-Branded Primary Site and which shall link to the Co-Branded Corner Office shall be made by AOL in its reasonable discretion in consultation with SmartAge, provided, however, that any and all links from the AOL Dashboards described in Exhibit D hereto shall link to the Co-Branded Corner Office only. SmartAge will submit in advance to AOL for its review a quarterly online marketing plan with respect to the Co-Branded Sites. The Parties will meet in person or by telephone at least monthly to review operations and performance hereunder, including a review of the Promo Content to ensure that it is designed to maximize performance. SmartAge will reasonably and

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          consistently update the Promo Content (i.e., to maximize the effectiveness of the Promotions). Except to the extent expressly described herein and in Exhibit A, the specific form, placement, duration and nature of the Promotions will be as determined by AOL in its reasonable editorial discretion (consistent with the editorial composition of the applicable screens).

    1.4. SmartAge Promotion of Co-Branded Sites and AOL. SmartAge will promote AOL as set forth more fully on Exhibit C.

2.  CO-BRANDED SITES.
    ----------------

    2.1.  Creation of Co-Branded Sites. To the extent consistent with the terms
          ----------------------------
          hereof, SmartAge will create a customized, co-branded version of SmartAge's primary Interactive Site (which currently is located at http://www.smartage.com) as the "Co-Branded Primary Site" and a
          -----------------------
          customized, co-branded version of the portion of SmartAge's primary Interactive Site devoted to SmartAge's "Corner Office" functionality (including without limitation the functionality whereby participants in SmartAge's ad banner/link exchange can monitor their ad campaigns and create/edit banners and links) as the "Co-Branded Corner Office" (the Co-Branded Primary Site and the Co-Branded Corner Office together shall be referred to as the Co-Branded Sites), including distinct versions of the Co-Branded Sites for each applicable property of the AOL Network as set forth below (e.g., one version of each for linking from the AOL Service which is co-branded with the AOL brand, one version of each for linking with the CompuServe Service which is co-branded with the CompuServe brand, etc.). SmartAge will comply with AOL's and its affiliates' then generally applicable customization standards and design guideline templates for each AOL property with respect to headers, footers, co-branding and URLs, by way of example as set forth in Exhibit H hereto, and AOL will have design approval rights for user interface elements and all pages of the Co-Branded Sites. Each page of the Co-Branded Sites shall have AOL or AOL affiliate branded headers and footers, be located on the URL for the appropriate AOL affiliate with the AOL affiliate as the primary domain (e.g., www.SmartAge.aol.com or www.SmartAge.netscape.com) such that
                 --------------------    -------------------------
          AOL receives credit for all traffic thereto, and contain navigational links to the AOL Network. AOL agrees to make reasonable efforts to work with SmartAge to enable the two then-most widely quoted, nationally-recognized third party Internet traffic measurement and reporting services (such as Media Metrix or Neilson Net Rating) (the "Ratings Agencies") to attribute secondary credit for traffic to the Co-Branded Sites to SmartAge (e.g., through a syndicated report or such other report developed by the Ratings Agencies) so that if and where SmartAge is mentioned in any publicly announced traffic measurements or reports of the Ratings Agencies (other than the reports or measurements by the Ratings Agencies of the top 50 Internet Sites), such measurements or reports will combine the traffic to the SmartAge Standard Site and Co-Branded Sites as part of a single total. In addition, all Advertisements served by SmartAge as part of the banner exchange programs or reciprocal linking programs offered on the Co-Branded Sites or in the AOL Network, except for Advertisements which appear within the AOL Network (including without limitation the Netscape Business Cards), will be served on a URL co-branded with AOL, with SmartAge as the primary domain (i.e., www.aol.SmartAge.com), and
                                                     --------------------
          those Advertisements appearing within the AOL Network will be served on a URL co-branded with AOL or the appropriate AOL affiliate with the AOL affiliate as the primary domain (e.g., www.SmartAge.aol.com). AOL
                                                     --------------------
          agrees to make reasonable efforts to work with SmartAge to enable the Ratings Agencies to attribute secondary credit to SmartAge for traffic to the Advertisements appearing within the AOL Network. SmartAge will report traffic and click-through data according to AOL's third party reporting guidelines. AOL shall have the right to change or modify its design guideline templates and co-branding

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          requirements during the Term, to conform to general changes made to the AOL Network or portions thereof, and SmartAge will modify the Co-Branded Sites to reflect such changes as promptly as is commercially reasonable (provided that if such a change or modification is developed and implemented by AOL after the Effective Date hereof which deprives SmartAge of a material benefit which it reasonably expected to receive under this Agreement, the Parties will work in good faith to determine whether there is a comparable benefit which is commercially reasonable for AOL to provide, and if the Parties cannot so agree on a comparable benefit, they will resolve such a dispute via the procedures set forth in Section 7 hereof).. SmartAge will integrate into the Co-Branded Sites AOL's tools and technology for Quick Checkout (SmartAge will use commercially reasonable efforts to accomplish such integration within *** days following the Effective Date hereof, and in no event shall the time for such integration exceed *** days). In addition, to the extent that SmartAge uses the following tools or technology on either of the Co-Branded Sites, SmartAge will use AOL's tools and technology therefor on the Co-Branded Sites to the extent commercially reasonable: chat, message boards, shopping cart, and calendar. To the extent that a user is required to register for any such tool or technology, such registration shall be conducted on AOL's standard page therefor, and navigation back to the Co-Branded Sites from the registration page, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by AOL through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html popup window or any other similar device. In no event will SmartAge integrate into either of the Co-Branded Sites any tools or technology which may reasonably be deemed to be competitive with such products (including Quick Checkout). Notwithstanding anything to the contrary herein, SmartAge shall have a reasonable amount of time (SmartAge shall make commercially reasonable efforts to ensure that such amount of time does not exceed *** days from and after the Effective Date hereof, and in no event shall it exceed *** days from and after the Effective Date hereof) to build the Co-Branded Sites, during which such time AOL may elect to instead link to the SmartAge Standard Site.

    2.2.  Content. SmartAge will make available through the Co-Branded Sites the
          -------
          comprehensive offering of Products and related Content described on Exhibit D. Except as mutually agreed in writing by the Parties, the Co-Branded Sites will contain only Content that is directly related to the Products listed on Exhibit D. Except as expressly set forth on Exhibit D, the Co-Branded Sites will not contain any third-party products, services, programming or other Content. Except as expressly set forth on Exhibit D, all sales of Products through the Co-Branded Sites will be conducted through a direct sales format; SmartAge will not promote, sell, offer or otherwise distribute any products through any format other than a direct sales format (e.g., through auctions or clubs) without the prior written consent of AOL. SmartAge will review, delete, edit, create, update and otherwise manage all Content available on or through the Co-Branded Sites in accordance with the terms of this Agreement (other than the Content of the banner advertisements served by AOL on the Co-Branded Sites pursuant to
          Section 2.9 below). SmartAge will ensure that the Co-Branded Sites do not promote, advertise, market or distribute the products, services or content of any other Interactive Service, or any entity reasonably construed to be in competition with any third party with which AOL has an exclusive or premier relationship, as identified by the Restricted Categories and Prohibited Categories on Exhibit D hereto.

    2.3.  Production Work. Except as agreed to in writing by the Parties
          ---------------
          pursuant to the "Production Work" section of the Standard Online Commerce Terms & Conditions attached hereto as Exhibit F, SmartAge will be responsible for all production work

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          associated with the Co-Branded Sites, including all related costs and expenses (except for AOL's costs and expenses of serving the banner advertisements sold by it on the Co-Branded Sites pursuant to Section
          2.9 below).

    2.4.  Technology. SmartAge will take the commercially reasonable steps
          ----------
          necessary to conform its promotion and sale of Products through the Co-Branded Sites to the then-existing technologies identified by AOL which are optimized for the AOL Service including, without limitation, any "quick checkout" tool which AOL may implement to facilitate purchase of products by AOL Users through the Co-Branded Sites (provided that this requirement shall not be construed to require SmartAge to integrate AOL's tools and technology for chat, message boards, shopping cart, and calendar into the Co-Branded Sites, except to the extent otherwise set forth in this Agreement). AOL will be entitled to require reasonable changes to the Content (including, without limitation, the features or functionality) within any linked pages of the Co-Branded Sites to the extent such Content will, in AOL's good faith judgment, adversely affect any technical operational aspect of the AOL Network, and SmartAge shall implement such changes as promptly as is commercially reasonable. AOL reserves the right to review and test the Co-Branded Sites from time to time to determine whether the site is compatible with AOL's then-available client and host software and the AOL Network.

    2.5.  Product Offering. SmartAge will ensure that the Co-Branded Sites
          ----------------
          together include substantially all of the Products and other Content (including, without limitation, any features, offers, contests, functionality or technology) that are made available by or on behalf of SmartAge through any Additional SmartAge Channel; provided, however, that (i) such inclusion will not be required where it is commercially or technically impractical to either Party (i.e., inclusion would cause either Party to incur substantial incremental costs) or to the extent that SmartAge is prohibited from including certain Products or Content as set forth in Exhibit D hereto; (ii) the specific changes in scope, nature and/or offerings required by such inclusion will be subject to AOL's review and reasonable approval and the terms of this Agreement; (iii) if and to the extent that any Products or Content are offered by SmartAge exclusively through any Additional SmartAge Channels designed primarily for an audience outside the United States (each an "International SmartAge Channel"), SmartAge shall not be required to offer such Products or Content on the Co-Branded Sites unless otherwise mutually agreed (and SmartAge shall in good faith offer AOL an opportunity to discuss the offering of such Products or Content on the Co-Branded Sites) and (iv) such inclusion will not be required where a Product is part of a *** with a *** where such *** is not *** to be *** of an *** through the Co-Branded Sites and/or be subject to the *** on *** set forth in ***.

    2.6.  Pricing and Terms. SmartAge will ensure: (i) the prices (and any other
          -----------------
          required consideration) for Products in the Co-Branded Sites do not exceed on a normal basis the prices for the Products or substantially similar Products offered by or on behalf of SmartAge through any Additional SmartAge Channel (with the *** of *** resulting directly from *** where such *** are not *** to *** or *** in connection with the Products offered on the Co-Branded Sites, and in such instances the prices (and any other required consideration) for the Products offered in the Co-Branded Sites may be higher only to the extent of the *** or *** by such ***); (ii) the terms and conditions related to Products in the Co-Branded Sites are no less favorable *** in any *** than the terms and conditions for the Products or substantially similar Products offered by or on behalf of SmartAge through any Additional SmartAge Channel; and (iii) both the prices and the terms and conditions on the whole related to the banner exchange described as

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          AOL Clicks in Exhibit D hereto, the reciprocal linking program described as AOL Links in Exhibit D hereto, and the newsletters described as AOL Expert Newsletters in Exhibit D hereto, as offered in the Co-Branded Sites. are reasonably competitive on a *** in all *** with the prices and terms and conditions for the Products or substantially similar Products offered by any SmartAge competitor through any Interactive Site.

    2.7.  Exclusive Offers/Member Benefits. SmartAge will generally promote
          --------------------------------
          through the Co-Branded Sites any special or promotional offers made available by or on behalf of SmartAge through any Additional SmartAge Channel, except to the extent that (1) such a special or promotional offer relates to Products which SmartAge is restricted from offering on one or both of the Co-Branded Sites hereunder (e.g., if such a special offer relates to a product which is prohibited from being offered on the Co-Branded Corner Office but is not restricted from being offered on the Co-Branded Primary Site, SmartAge shall not promote the special offer through the Co-Branded Corner Office, but it shall promote the special offer through the Co-Branded Primary Site); or (2) such a special or promotional offer is offered in *** or other *** with a *** or any *** that is *** to be *** of a special or promotional offer on the Co-Branded Sites and/or be subject to the restrictions on *** set forth in Section *** below. However, SmartAge shall ensure that the number of such promotions is not substantially greater than the number of promotions not involving such *** or *** (and if in AOL's reasonable discretion the promotions in *** or other *** with *** is substantially greater than other special or promotional offers, then SmartAge shall provide additional permitted special or promotional offers exclusively on the Co-Branded Sites in order to compensate for such a deficit, provided that (i) such additional permitted special or promotional offers need not provide an identical economic benefit to users of the Co-Branded Sites as the offers for which they are compensating, and (ii) if SmartAge provides such additional permitted special or exclusive offers to compensate for the deficit discussed herein during or within a reasonable amount of time following the commencement of the promotions for which they are compensating, then SmartAge shall not be deemed to have breached the requirements set forth in this sentence). In addition, SmartAge shall promote through the Co-Branded Sites from time to time special offers exclusively available to AOL Users (the "AOL Exclusive Offers"). The AOL Exclusive Offers made available by SmartAge shall provide a substantial member benefit to AOL Users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. SmartAge will provide AOL with reasonable prior notice of AOL Exclusive Offers so that AOL can market the availability of such AOL Exclusive Offers in the manner AOL deems appropriate in its editorial discretion. In addition, over the course of the Term, SmartAge will use good faith efforts to devise AOL Exclusive Offers which are substantially larger in scope than those typically offered by SmartAge hereunder. If SmartAge provides reasonable advance notice to AOL of such plans, AOL may discuss in good faith the possibility of planning additional promotions in its discretion for such larger AOL Special Offers (and any impressions to such additional promotions will not count towards the Impressions Commitment unless otherwise mutually agreed, to the extent that such additional promotions deviate from the Promotions provided pursuant to
          Section 1 above). In addition, SmartAge will devise special AOL Exclusive Offers (e.g., including without limitation offering significant pricing discounts on professionally produced advertising banners, or offering free subscriptions (for a designated period) for services which typically are paid for) to be mutually agreed upon which AOL may in its discretion integrate into a contextually relevant area or areas of the AOL Network (e.g., in a relevant area related to registration for AOL's business-to-business targeted services). If applicable and if requested by SmartAge, AOL will discuss in good faith the opportunity for SmartAge to participate in AOL loyalty/rewards programs (or segments thereof) which

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          are targeted to the business-to-business industry and which are relevant to the products and services offered by SmartAge on the Co-Branded Sites, to the extent that such programs may exist during the Term, and AOL may consent to such participation at its sole discretion.

    2.8.  Operating Standards. SmartAge will ensure that the Co-Branded Sites
          -------------------
          comply at all times with the standards set forth in Exhibit E. To the extent site standards are not established in Exhibit E with respect to any aspect or portion of the Co-Branded Sites (or the Products or other Content contained therein), SmartAge will provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds generally prevailing, applicable standards in the business-to-business industry. In the event SmartAge fails to comply with any material terms of this Agreement or any Exhibit attached hereto, AOL will have the right (in addition to any other remedies available to AOL hereunder) to decrease the Promotions that it provides to SmartAge hereunder and/or to reduce or remove the integrated SmartAge Functionality described in Exhibit D hereto (provided that AOL will provide reasonably prompt notice, whether written or oral, to SmartAge of such a decrease or cessation (which notice may occur after such decrease or cessation), provided further that such notice need not be formally delivered as required by paragraph 16 of Exhibit G hereto) until such time as SmartAge corrects its non-compliance. In such an event, AOL will be relieved of the proportionate amount of any promotional commitment made to SmartAge by AOL hereunder corresponding to such decrease in Promotions, subject to the resolution under Section 7 hereof of any dispute which may arise as a result of SmartAge's reasonable belief that it has complied with all material terms of this Agreement and the Exhibits hereto, and any revenue threshold(s) set forth in Section 3 will each be adjusted proportionately to correspond to such decrease in Promotions and other obligations during the period of non-compliance.

    2.9.  Advertising Sales. AOL will own all advertising inventory within the
          -----------------
          Co-Branded Sites and will have the exclusive right to license and/or sell Advertisements in the Co-Branded Sites. AOL agrees not to sell (or otherwise provide) such advertising inventory to any of the entities listed in Schedule 2.9 hereto. Except as expressly authorized in Exhibit D hereto, SmartAge may not incorporate or link to any promotional, advertising, sponsorship or otherwise commercial elements without AOL's prior written approval. Notwithstanding the foregoing, and in addition to the special or promotional offers discussed in
          Section 2.7 above, SmartAge may incorporate where contextually relevant within the Co-Branded Primary Site promotions for (and related navigation to) Products offered by SmartAge within the Co-Branded Primary Site (similar promotions and related navigation may be provided in the Co-Branded Corner Office only as set forth in Exhibit D hereto) (each a "SmartAge Placement"), subject to the restrictions on Restricted Categories and Prohibited Categories set forth in Exhibit D hereto. If and to the extent that any SmartAge Placement is offered as part of a *** or other *** with a ***, then reference to such *** may not be made within *** from the first page linked to off the AOL Network (whether or not such page is the home page), provided, however, that in no event may any SmartAge Placement be offered on the Co-Branded Primary Site if related to a *** which is an *** or if the SmartAge Placement relates in any way to any product, service or functionality that can be reasonably construed to be in competition with an ***.

    2.10. Traffic Flow. SmartAge will take reasonable efforts to ensure that AOL
          ------------
          traffic is either kept within the Co-Branded Sites or channeled back into the AOL Network (with the exception of advertising links sold and implemented pursuant to the Agreement). The Parties will work together on implementing mutually acceptable links from the Co-Branded Sites back to the AOL Network. In the event that AOL points to the Co-Branded Sites or any other SmartAge Interactive Site or otherwise delivers traffic to such site hereunder,

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          SmartAge will ensure that navigation back to the AOL Network from such site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by SmartAge through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html popup window or any other similar device. Rather, such AOL traffic shall be pointed directly back to the AOL Network as designated by AOL. SmartAge will modify links within the co-branded pages to re-circulate users to the appropriate AOL property. SmartAge will ensure that all AOL Users in the Co-Branded Sites will not be able to access any links to any SmartAge Interactive Sites (expressly including any International SmartAge Channels), except that there may be a link to an "About SmartAge" page on the SmartAge Standard Site which provides a brief summary of basic background information regarding SmartAge
          (the "SmartAge Background Page"), and which may link to other pages of the SmartAge Standard Site containing only additional basic background information regarding SmartAge; provided, however, that (i) the SmartAge Background Page and any page linked thereto shall not include any Advertisements or unrelated Content within, preceding or framing the basic background information; (ii) the SmartAge Background Page and any page linked thereto must comply with all relevant obligations that apply to the Co-Branded Sites (except for the co-branding thereof) (e.g., navigation back to the AOL Network, applicability of AOL's Terms of Service, etc.); and (iii) any links to the SmartAge Background Page from the Co-Branded Sites must be disabled (and any display of such links removed) as promptly as commercially reasonable if *** or more of the traffic linking to the Co-Branded Sites clicks through to the SmartAge Background Page.

3.  PAYMENTS.
    --------

    3.1.  Guaranteed Payments. SmartAge will pay AOL a non-refundable guaranteed
          -------------------
          payment of Twelve Million Dollars ($12,000,000) as follows:

          (i) Delivery upon the execution thereof and hereof of the Restricted Stock Purchase Agreement and Investor Rights Agreement discussed more fully in Section 4 below, providing for the issuance to AOL of a certain number of shares of SmartAge stock (as described more fully therein) as consideration hereunder;

          (ii)      *** within two (2) business days of the execution hereof;

          (iii) An additional ***, as follows: *** upon each of the ***, ***, *** and *** month anniversaries of the execution hereof; provided, however, that upon the latter of (i) the date of any debt, equity, or other financing arrangement or series of arrangements raising proceeds equal to or in excess of *** ("Funding Event") (if a series of events, then the date on which the proceeds from such events have reached a level greater than or equal to ***), or (ii) the *** of the *** and the *** of the *** therein (as set forth more fully in Exhibit D hereto) (together with the Funding Event, the "Triggering Events"), then these payments shall accelerate as follows: (a) if the date of the latter of the two Triggering Events occurs on or prior to the *** month anniversary of the execution hereof, SmartAge shall pay to AOL (in addition to the payments to be made on the *** and *** month anniversaries of the execution hereof) a payment of ***, which shall be in lieu of the

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                    payments to be made on the *** and *** month anniversaries of the execution hereof, (b) if the date of the latter of the two Triggering Events occurs after the *** month anniversary of the execution hereof but prior to the *** month anniversary of the execution hereof, SmartAge shall pay to AOL (in addition to the payments to be made on the ***, *** and *** month anniversaries of the execution hereof) a payment of ***, which shall be in lieu of the payment to be made on the *** month anniversary of the execution hereof, or (c) if the date of the latter of the two Triggering Events occurs on or after the *** month anniversary hereof, then the payments to be made on the ***, ***, *** and *** month anniversaries of the execution hereof shall be made as regularly scheduled herein; and

          (iv) An additional ***, as follows: *** on each of the ***, ***, and *** month anniversaries of the execution hereof.

    3.2.  Inventory Share.  After *** AOL Users have registered for (or have
          ---------------
          otherwise received) Netscape Business Cards integrating AOL Clicks (as defined in Exhibit D hereto), then AOL and SmartAge shall *** have the right to sell *** of the advertising inventory in the Netscape Business Cards which is allotted to SmartAge for sale to third parties as set forth in Exhibit D. AOL shall be entitled to use its share of such advertising inventory in its sole discretion; SmartAge shall be entitled to use its share of such advertising inventory in accordance with all applicable restrictions set forth in Exhibit D hereto (e.g., use of third party advertising agencies and the Advertising Restrictions (as defined in Exhibit D)).

    3.3.  Transaction Revenues.  SmartAge will retain *** of the Transaction
          --------------------
          Revenues generated on the Co-Branded Sites.

    3.4.  Sharing of Advertising Revenues. AOL shall own the rights to
          -------------------------------
          Advertising Revenues generated through the Co-Branded Sites. AOL will pay to SmartAge *** of Advertising Revenues received by AOL for such Advertisements in the Co-Branded Sites, as described herein on a quarterly basis within thirty (30) days following the end of each quarter. SmartAge shall retain *** of the revenues earned from its sale of the advertising inventory allotted to it in as part of the integration of the SmartAge Functionality as set forth in Exhibit D hereto.

    3.5.  Late Payments; Wired Payments. All amounts owed hereunder not paid
          -----------------------------
          when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required to be made to AOL hereunder will be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number *** at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA: ***).

    3.6.  Auditing Rights. (a) SmartAge will maintain complete, clear and
          ---------------
          accurate records of all expenses, revenues and fees in connection with the performance of this Agreement. For the sole purpose of ensuring compliance with this Agreement, AOL will have the right to a reasonable and necessary inspection, to be conducted by an independent third party selected in good faith by AOL, of portions of the books and records of SmartAge which are relevant to SmartAge's performance pursuant to this Agreement. Any such audit may be conducted during normal business hours after twenty (20) business days prior written notice to SmartAge. The report provided in connection with this audit shall redact the

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          names of SmartAge's third party partners if and to the extent necessary to protect information which SmartAge is prohibited from revealing in such a context by contracts it has in place with third parties. AOL shall bear the expense of any audit conducted pursuant to this Section 3.6 unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of five percent (5%) of the actual amounts paid and/or payable to AOL hereunder, in which event SmartAge shall bear the reasonable expenses of the audit. SmartAge shall pay AOL the amount of any deficiency discovered by AOL within
          thirty (30) days after receipt of notice thereof from AOL.   (b) For
          the sole purpose of ensuring compliance with Section 3.4 of this Agreement, SmartAge will have the right to a reasonable and necessary inspection, to be conducted by an independent third party selected in good faith by AOL, from *** of the *** (and the *** shall not be the *** then in *** by ***), of portions of the books and records of AOL which are relevant to AOL's performance pursuant to those sections (and AOL shall keep records relating thereto in accordance with its standard practices). Such right may not be exercised more than *** per year. AOL shall select such third party auditor within twenty
          (20) business days of SmartAge's written notice to AOL of its desire for such audit. The audit shall begin within a reasonable amount of time following such selection, and shall be conducted during normal business hours. SmartAge shall bear any and all of the reasonable, direct, out-of-pocket costs and expenses of any audit conducted pursuant to this Section 3.6 unless such audit shows an error in SmartAge's favor amounting to a deficiency to SmartAge in excess of five percent (5%) of the actual amounts paid and/or payable to SmartAge hereunder, in which event AOL shall bear the reasonable expenses of the audit. AOL shall pay SmartAge the amount of any deficiency discovered by the auditor within thirty (30) days after receipt of notice thereof from SmartAge.

    3.7.  Taxes. SmartAge will collect and pay and indemnify and hold AOL
          -----
          harmless from, any sales, use, excise, import or export value added or similar tax or duty arising from or in relation to SmartAge's operation of the Co-Branded Sites or the SmartAge Functionality (as that term is defined in Exhibit D) and not based on AOL's net income (i.e., not arising from AOL's sale of Advertisements on the Co-Branded Sites, except to the extent that AOL shares revenues therefrom with SmartAge), including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

    3.8.  Reports.
          -------

          3.8.1.  Sales Reports. SmartAge will provide AOL in an automated
                  -------------
                  manner with a monthly report in a mutually agreed format, detailing the following activity in such period (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by SmartAge through the Co-Branded Sites): (i) summary sales information by day (date, number of Products, number of orders, total Transaction Revenues); (ii) detailed sales and/or registration information (e.g., order date/timestamp (if technically feasible), purchaser name and screenname, SKU or Product description) (in information in clauses (i) and (ii), "Sales Reports"). In addition, each Sales Report shall contain information which details and supports the basis for calculation of the Co-Branded Sites Performance Payments and the Business Card Performance Payments. Furthermore, if and to the extent that it can reasonably do so without incurring significant additional costs, SmartAge shall provide AOL with weekly reports of Page Views (as defined in Section 5.2 below) to the Co-Branded Sites. AOL will be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement, and to disclose information derived from the Sales Reports in an aggregate form (i.e., combined with other data in a manner that

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prevents individual identification of SmartAge's sales information), without explicitly identifying SmartAge as the source of the Sales Reports (and provided that AOL will not share the Sales Reports with SmartAge's Competitors except to the extent that public disclosure is permitted hereunder). AOL acknowledges that the Sales Reports may contain Confidential Information of SmartAge as defined in Exhibit B hereto.

          3.8.2.  Usage Reports.  AOL shall provide SmartAge with standard usage
                  -------------
                  information related to the Promotions (e.g. a schedule of the Impressions delivered by AOL at such time): (i) a schedule of the impressions delivered by AOL in connection with the special promotions contemplated by Section 2.7 above; (ii) if and to the extent that the Co-Branded Primary Site and the Co-Branded Corner Office are served on different URLs (and if AOL can reasonably provide such information without incurring additional significant costs), an indication of the number of Impressions for each Co-Branded Site which is similar in timing, substance and form to the reports provided by AOL to other interactive marketing partners similar to SmartAge;
                  (iii) a schedule of the Page Views to the Netscape Business Cards on which SmartAge is selling advertising inventory; and
                  (iv) additional items if and to the extent mutually agreed. Such reports also shall include information sufficient to support the basis for AOL's calculation of SmartAge's share of Advertising Revenue as set forth in Section 3.4 above. SmartAge acknowledges AOL's reports may contain Confidential Information of AOL as defined in Exhibit B hereto.

          3.8.3.  Fraudulent Transactions. To the extent permitted by applicable
                  -----------------------
                  laws, SmartAge will provide AOL with an prompt report of any fraudulent order, including the date, screenname or email address and amount associated with such order, promptly following SmartAge obtaining knowledge that the order is, in fact, fraudulent.

4.  EQUITY.  Concurrently with the execution of this Agreement, the parties
    ------
    shall enter into a Restricted Stock Purchase Agreement and Amendment to Investor Rights Agreement, forms of which are attached hereto as Exhibits I and J, respectively. SmartAge hereby agrees to execute and deliver the Restricted Stock Purchase Agreement and Amendment to Investor Rights Agreement in consideration for the delivery and execution of this Agreement by AOL, as set forth more fully in the Restricted Stock Purchase Agreement.

5.  TERM; RENEWAL; TERMINATION.
    --------------------------

    5.1.  Term. Unless earlier terminated as set forth herein, the initial term
          ----
          of this Agreement will be two (2) years from the Effective Date (the "Initial Term").

    5.2.  Renewal. Upon conclusion of the Initial Term, AOL will have the right
          -------
          to renew the Agreement for a one-year renewal term (the "Renewal Term", and together with the Initial Term, the "Term"). During the Renewal Term: (i) there shall be no Impressions Commitment and SmartAge shall not be obligated to pay an additional carriage fee, and
          (ii) SmartAge shall pay to AOL a payment of *** per thousand Unique Users to the Co-Branded Sites (the "Unique User Payments") and a payment of *** per thousand Page Views of the Netscape Business Cards (the "Page View Payments"). The Renewal Term shall automatically commence following the expiration of the Initial Term, provided that AOL shall be entitled to terminate the Renewal Term with thirty (30) days prior written notice to SmartAge. For the purposes of this Agreement, a "Unique User" shall be defined as each visitor to the Co-Branded Sites (or, during a Continued Link, to the SmartAge Interactive Site linked to) (e.g., such that a single person who visits the Co-Branded Sites shall only count as one Unique

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User, regardless of the number of times visited).  The Parties shall measure the number of Unique Users to the Co-Branded Sites (or SmartAge Interactive Site linked to during the Continued Link) by engaging Media Metrix (or another nationally recognized, third party service reasonably designated by AOL) to do so. SmartAge shall be responsible for all costs and expenses associated with such measurements. For purposes of this Agreement, a "Page View" shall mean a user's exposure to a specified page, as such exposure may be reasonably determined and measured by AOL in accordance with standard methodologies and protocols.

     5.3.  Transition Period. At the end of the Term (including any Renewal Term
           -----------------
           pursuant to Section 5.2), whether by expiration or termination thereof (excluding termination by SmartAge pursuant to Section 5.5 below for material breach of this Agreement by AOL which has remained uncured), there will be a transition period (the "Transition Period") of six (6) months, during which: (a) no SmartAge Functionality shall remain integrated in any registration processes within the AOL Network; (b) banners and links provided on the Netscape Business Cards pursuant to the AOL Clicks and AOL Links functionality described in Exhibit D hereto will continue to be provided to the then-existing users thereof as set forth in Exhibit D hereto; (c) SmartAge shall continue to maintain the Co-Branded Sites, subject to all requirements herein except for the co-branding requirements; (d) AOL shall provide at least one link to the Co-Branded Sites (which, as noted in subpart (c) above, need not be co-branded) from a relevant portion of the AOL Network in form and placement to be determined by AOL in its sole discretion; (e) SmartAge shall either (at AOL's option): (i) pay to AOL on a monthly basis the most preferable rates offered under SmartAge's then-current affiliate programs, or (ii) pay to AOL the Unique User Payments and Page View Payments in Section 5.2 above); (f) AOL shall not intentionally block access to the SmartAge Standard Site from the AOL Network, nor shall it intentionally disrupt communications between AOL Users and SmartAge on the SmartAge Standard Site; and (g) within sixty (60) days prior to the end of the Transition Period, SmartAge may send no more than two (2) e-mail communications to AOL Users who have registered for and are then using the SmartAge Functionality, provided that SmartAge will limit the subject of such e-mails to informing such AOL Users of the URL at which they can locate information relevant to their continued use of such SmartAge Functionality (i.e., either the URL of the Co-Branded Corner Office or the Co-Branded Primary Site) and such e-mails may not in any way violate the terms of this Agreement (e.g., including without limitation the restrictions on AOL User communications set forth in Exhibit G hereto). Nothing in this Section 5.3 shall be construed to require AOL to provide any links to the SmartAge Standard Site, to cure any technical problems preventing access thereto or preventing communications therein, or to refrain from offering, distributing, or promoting any products, services, content or functionality which may be competitive with the products, services, content or functionality offered, distributed, or promoted in or on or through the SmartAge Standard Site or the Co-Branded Sites. AOL may elect to extend the Transition Period beyond six (6) months (the "Extension"), and during such an Extension, any or all of subparts (a)-(g) of this Section 5.3 may apply, at AOL's option (and this sentence shall not be construed to restrict any rights that SmartAge may have during the initial six
           (6) month Transition Period (i.e., not including any Extension) under this Section 5.3).

     5.4.  Continued Links. Upon expiration of the Term, AOL may, at its
           ---------------
           discretion, continue to promote one or more "pointers" or links from the AOL Network to a SmartAge Interactive Site and continue to use SmartAge's trade names, trade marks and service marks in connection therewith (collectively, a "Continued Link"). So long as AOL maintains a Continued Link, SmartAge shall either (at AOL's option):
           (i) pay to AOL on a monthly basis the most preferable rates offered under SmartAge's then-current affiliate programs, or (ii) pay to AOL the Unique User Payments and Page View Payments in Section 5.2 above

                                       12

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          (provided, however that instead of Unique Users visiting the Co-
          Branded Sites, AOL shall receive credit for Unique Users visiting the SmartAge Interactive Site which is linked to via the Continued Link). In addition, Sections 3.6, 3.7 and 3.8 along with the terms of Exhibit G hereto shall continue to apply with respect to the Continued Link and any transactions arising therefrom, except that, if and to the extent that it is not possible for *** to determine which users have linked to its *** via the *** without incurring ***, *** need not adhere to the requirements of Paragraphs ***, ***, and *** of *** hereto (only to the extent that those paragraphs relate to ***) with respect to users acquired following the Term, provided, however, that nothing herein shall relieve SmartAge of any duties or obligations that it may have with respect to AOL Users acquired during the Term hereof.

    5.5.  Termination for Breach. Except as expressly provided elsewhere in this
          ----------------------
          Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided that AOL will not be required to provide notice to SmartAge in connection with SmartAge's failure to make any payment to AOL required hereunder, and the cure period with respect to any scheduled payment will be thirty (30) days from the date for such payment provided for herein (and regardless of whether SmartAge cures a breach for failure to make a scheduled payment within the thirty
          (30) day cure period, any subsequent failure to make a scheduled payment shall automatically and immediately constitute a material breach of this Agreement if not paid within five (5) days of the date due, and AOL shall not be required to provide SmartAge with a period in which to cure such breach). Notwithstanding the foregoing, in the event of a material breach of a provision that expressly requires action to be completed within an express period shorter than 30 days, either Party may terminate this Agreement if the breach remains uncured after written notice thereof to the other Party. In the event that SmartAge terminates this Agreement for AOL's material breach as contemplated hereby, and AOL either (i) does not dispute that it has committed such material breach, or (ii) is adjudged to have committed such material breach by a final, non-appealable (i.e., not subject to judicial or administrative reconsideration or review) determination of a competent court of law (or by the arbitration panel described in Section 7 hereof, as applicable), then AOL shall *** to *** a *** of the *** pursuant to *** (not including the *** described in ***, which for purposes of this section shall be *** to *** at ***), based on the *** of ***, to the extent that AOL has *** such *** from SmartAge and such *** remain *** as of the *** of SmartAge's *** (i.e., a *** of the *** has not been *** as of the ***).

    5.6.  Termination for Bankruptcy/Insolvency. Either Party may terminate this
          -------------------------------------
          Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

    5.7.  Termination on Change of Control. (a) (i) SmartAge shall promptly
          --------------------------------
          notify AOL in writing in the event that SmartAge enters into any agreement with any Interactive Service intending to consummate or to potentially consummate any Change of Control of SmartAge or which could reasonably result in an Interactive Service controlling SmartAge, notifying AOL of the existence of such agreement and the nature of the transaction contemplated thereby (subject to any applicable

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confidentiality provisions therein and any applicable securities laws) (and in any event, such notice shall occur no later than one (1) day following any press release or other public announcement thereof by SmartAge and/or the Interactive Service). Such notice shall be referred to herein as the "Agreement Notice".
In negotiating such an agreement, SmartAge shall use commercially reasonable efforts to avoid confidentiality provisions which would restrict its ability to provide AOL with the Agreement Notice as described herein. However, if SmartAge is restricted from providing such Agreement Notice immediately upon entering into such an agreement due to applicable confidentiality restrictions of such agreement or applicable securities laws, then SmartAge shall notify AOL of the existence and nature of such agreement as soon as such restrictions no longer prevent it from doing so. (ii) SmartAge also shall provide prompt written notice to AOL of the occurrence of the Change of Control (such notice to be referred to herein as the "Consummation Notice"). (iii) In the event that SmartAge enters into an agreement with an Interactive Service as contemplated in this section, AOL shall have the right to terminate this Agreement on or after the date that is the earlier of (a) six (6) months after the date of the Agreement Notice, or (b) the date of the Change of Control; provided, however, that AOL must give SmartAge thirty (30) days prior written notice of its intent to terminate.

          (b) In the event of a Change of Control of AOL (other than the consummation, in any form, of AOL's planned acquisition of, or merger or consolidation with, Time Warner Inc., which was announced to the public on January 10, 2000), AOL may terminate this Agreement by providing sixty (60) days prior written notice of such intent to terminate.

    5.8.  Press Releases. Each Party will submit to the other Party, for its
          --------------
          prior written approval, which will not be unreasonably withheld or delayed, any press release or any similar public statement ("Press Release") regarding the transactions contemplated hereunder, provided that, subsequent to the initial Press Release, factual references by either Party to the existence of a business relationship between the Parties (or simply (i) reiterating facts announced in the initial Press Release in accordance with the same characterization as in the initial Press Release or (ii) citing to the existence of terms and conditions of this Agreement which are then publicly available as a result of an amendment to SmartAge's S-1 filing with the Securities and Exchange Commission, without characterizing such terms and conditions in any way) shall not require the other Party's approval. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law without the consent of the other Party and in such event, the disclosing Party will provide at least five (5) business days prior written notice of such disclosure. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law) shall be deemed a material breach of this Agreement. Because it would be difficult to precisely ascertain the extent of the injury caused to the non-breaching party, in the event of such material breach, the non-breach party may elect to either (a) terminate this Agreement *** to the *** and a *** in which to *** hereunder, or (b) as liquidated damages, elect to modify the Impression commitment hereunder by *** (either an increase in Impressions if AOL has materially breached the Agreement or a decrease in Impressions if SmartAge has materially breached the Agreement). The Parties agree that the liquidated damages set forth are a reasonable approximation of the injury that would be suffered by the non-breaching Party.

6.  NETSCAPE TOOLS, UTILITIES AND PROGRAMMING
    -----------------------------------------

    6.1.  Netscape Business Directory. Netscape will integrate SmartAge into the
          ---------------------------
          Netscape Business Directory. SmartAge will, within sixty (60) days of the Effective Date hereof, use good faith efforts to evaluate offering an opportunity to participate in the Netscape Business Directory to users of the SmartAge Standard Site and integrating its business

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          users into the Netscape Business Directory.  The above offering and integration will be subject to all generally applicable terms of the Netscape Business Directory, as available online. SmartAge understands and agrees that the Netscape Business Directory product may be structured by AOL to be provided by Netscape or a third party, and that, if provided by a third party, AOL shall not be required to force such third party to accept the terms of this Section 6.1, and SmartAge may not be able to so participate (but shall do so if requested by such third party).

    6.2.  Integration of SmartAge into Netscape Business Card. Following the
          ---------------------------------------------------
          launch of the Netscape Business Cards, SmartAge will be integrated into a Netscape Business Card (subject to all generally applicable terms thereof), which, following such integration, shall contain information related to SmartAge. SmartAge understands and agrees that the Netscape Business Card product may be structured by AOL to be provided by Netscape or a third party, and that, if provided by a third party, AOL shall not be required to force such third party to accept the terms of this Section 6.2, and SmartAge may not be able to so participate (but shall do so if requested by such third party).

    6.3.  Integration of Netscape Business Card into SmartAge Interactive Sites.
          ---------------------------------------------------------------------
          SmartAge will complete the following integration and commence the following promotion (SmartAge shall use commercially reasonable efforts to complete such integration and commence such promotion within *** after the launch of the Netscape Business Cards, and in no event shall the time for doing so exceed ***): (a) integrate the registration for Netscape Business Cards as an *** Feature in the *** Registration Process (as defined at the end of this Section 6.3) on the SmartAge Standard Site; (b) request that each third party partner with which SmartAge has a co-branded registration process on the SmartAge Standard Site consent to the integration of the registration for Netscape Business Cards as an *** Feature (or as an *** Feature, if integration as an *** Feature is not acceptable to such third party partner) in that co-branded registration process (each an "Approved Co-Branded Registration Process"); and (c) promote to its existing users the ability to register for Netscape Business Cards (such promotions shall be in a form and substance to be mutually agreed by the Parties). In addition, SmartAge shall request that each future third party partner which will be made a part of a co-branded registration process on the SmartAge Standard Site consent to the integration of the registration for Netscape Business Cards as an *** Feature (or as an *** Feature, if integration as an *** Feature is not acceptable to such future third party partner) in that co-branded registration process (for purposes of this Section 6.3, each such future registration process also shall be deemed an Approved Co-Branded Registration Process). To the extent that a SmartAge partner or end user registers for a Netscape Business Card through a registration process on the SmartAge Standard Site and subscribes for any revenue generating service in the Netscape Business Cards (except for revenue from the sale of products or services provided by SmartAge), Netscape shall pay to SmartAge the *** under its *** for ***, provided, however, if no such ***, Netscape shall pay to SmartAge *** of the net revenue generated. For a period of sixty (60) days following the launch of the Netscape Business Cards, the Parties will use good faith efforts to evaluate the possibility of integrating into the Co-Branded Primary Site the Netscape Business Directory, in which Netscape Business Cards *** would be integrated to the extent, in a manner, and on terms and conditions to be mutually agreed. For purposes of this section, the *** Registration Process shall be that registration process on the SmartAge Standard Site which is not *** with one of *** or is an Approved Co-Branded Registration Process and through which a *** of registrants on that site register for SmartAge products, services, content and/or functionality; provided, however, that (i) if no ***

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          *** or Approved Co-Branded Registration Process on the SmartAge
          Standard Site *** for a *** of the registrants for SmartAge products, services, content and functionality thereon, then SmartAge shall integrate the registration for Netscape Business Cards as contemplated herein into the *** and Approved Co-Branded Registration Processes within the SmartAge Standard Site which *** for the ***, up to an aggregate total of at least *** of total registrations (e.g., if SmartAge were to have 4 *** and/or Approved Co-Branded Registration Processes on its site, accounting for *** and *** of the registrations thereon, respectively, then SmartAge would integrate the registration for the Netscape Business Cards as contemplated herein into the *** or Approved Co-Branded Registration Processes, as the case may be, accounting for *** and *** of the registrations on the SmartAge Standard Site).

    6.4.  Netscape Programming.  To the extent mutually agreed, Netscape will
          --------------------
          provide SmartAge with content and programming targeted at its business users through co-branded areas (including branding and attribution using a Netscape designated name or logo, based on mutually agreed design guideline templates and other co-branding requirements). If mutually agreed, SmartAge will integrate Netscape's content and programming throughout the SmartAge web based applications, and will provide navigational links throughout the SmartAge web based applications to the co-branded areas containing the Netscape programming. The Parties will mutually agree upon the nature of Netscape content and programming to be integrated on the SmartAge web based applications and the carriage/integration plan for such content and programming. Where appropriate, Netscape and SmartAge may mutually agree upon a form of revenue sharing based on SmartAge's integration of the Netscape content and programming. Netscape will own all Advertising inventory on the co-branded areas (except if and to the extent that the Parties mutually agree otherwise as part of the revenue sharing discussed in this Section 6.4), and will have the exclusive right to sell such inventory, provided, however that such Advertising inventory shall not be sold to any of the entities listed in Schedule 2.9 hereto. All pages on which such content and programming appears will be served from a Netscape.com domain with the following URL: http://www.SmartAge.netscape.com such that Netscape
                         --------------------------------
          receives credit for all traffic thereto, in each case in accordance with Netscape's then current generally applicable standards.

    6.5.  AOL Instant Messenger Agreement.  The Parties shall use commercially
          -------------------------------
          reasonable efforts to enter into the AIM Agreement within *** the Effective Date hereof.

    6.6.  SmartAge Functionality. SmartAge will provide AOL with the best-of-
          ----------------------
          breed functionality set forth in Exhibit D hereto on the terms and conditions set forth therein (the "SmartAge Functionality"). AOL will integrate such functionality where editorially and contextually relevant in the AOL Network as set forth in Exhibit D and subject to the standards and requirements therein.

7.  MANAGEMENT COMMITTEE/ARBITRATION.
    --------------------------------

    7.1.  Management Committee.  The Parties will act in good faith and use
          ---------------------
          commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within a ten (10) day time period, the

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          Dispute will be submitted to the Management Committee for resolution.
          For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided further that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, or cannot agree on whether to retain a mediator, the dispute will be subject to arbitration as described below. In addition, in the event that one of the Parties still is not satisfied following the conclusion of mediation, the dispute will be subject to arbitration as described below. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 7 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 7 and then, only in compliance with the procedures set forth in this
          Section 7.

    7.2.  Arbitration.  Except for Disputes relating to issues of proprietary
          ------------
          rights, including but not limited to intellectual property and confidentiality, any Dispute not resolved by amicable resolution (including mediation) as set forth in Section 7.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules will be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

    7.3.  Selection of Arbitrators.  The arbitration panel will consist of three
          -------------------------
          arbitrators. Each Party will name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten
          (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless (i) the Parties agree otherwise, (ii) if the vacating arbitrator was appointed by AOL, then SmartAge shall have the option to continue with the hearing (provided, however, that if the vacancy is caused by the death or other physical or mental incapacity of the arbitrator appointed by AOL, or by a change in employment of the arbitrator appointed by AOL (e.g., if the arbitrator is terminated or transferred by his or her employer), then

                                       17

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          only subsection (i) of this sentence shall apply), or (iii) if the vacating arbitrator was appointed by SmartAge, then AOL shall have the option to continue with the hearing (provided, however, that if the vacancy is caused by the death or mental incapacity of the arbitrator appointed by SmartAge, or by a change in employment of the arbitrator appointed by SmartAge (e.g., if the arbitrator is terminated or transferred by his or her employer), then only subsection (i) of this sentence shall apply). In the event that the Parties agree to continue with the hearing and determination of the controversy, or if either AOL or SmartAge exercises its option to continue as provided for in the previous sentence, then the vacated seat shall be filled in the same manner as the vacating arbitrator's predecessor was selected within fifteen (15) business days following the election to continue. If the hearing is not continued, then a new panel shall be selected (either with the remaining or new arbitrators) and a new hearing shall be commenced in the manner set forth herein.

    7.4.  Governing Law. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and
          -------------
          not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

    7.5.  Arbitration Awards.  The arbitrators will have the authority to award
          -------------------
          compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

    7.6.  Fees.  Each Party will pay the fees of its own attorneys, expenses of
          -----
          witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") will be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

    7.7.  Non Arbitratable Disputes.  Any Dispute that is not subject to final
          --------------------------
          resolution by the Management Committee or to arbitration under this
          Section 7 or by law (collectively, "Non-Arbitration Claims") will be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

8. ***. Netscape and SmartAge will use good faith efforts to evaluate a relationship with *** for transaction and commerce related applications and enterprise software on terms to be mutually agreed upon by the Parties. The Parties will use good faith efforts to develop a specifications requirements document.

9.  MISCELLANEOUS.  Except as otherwise expressly provided in this Agreement,
    -------------
    SmartAge will provide AOL with an opportunity for AOL to provide *** provided by SmartAge, including without limitation, ***, ***,

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     *** and *** on mutually agreeable terms.  If SmartAge approaches appropriate AOL representatives regarding the possibility of a reasonably potential business relationship with respect to a *** or *** to be offered by *** on the ***, AOL will use good faith efforts to discuss the possibility of such a relationship with SmartAge.

10.  STANDARD TERMS.  The Standard Online Commerce Terms & Conditions set forth
     --------------
     on Exhibit F attached hereto and Standard Legal Terms & Conditions set forth on Exhibit G attached hereto are each hereby made a part of this Agreement.


IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                         SMARTAGE.COM CORP.


By: /s/ David M. Colburn                    By:   /s/ William Lohse
   ---------------------------------             ---------------------------
Name   David M. Colburn                          Name:
Title: President, Business Affairs               Title:





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                                   EXHIBIT A

                              Placement/Promotion
                              -------------------

I.   Carriage Plan

--------------------------------------------------------------------------------
             AREA                                    DESCRIPTION
--------------------------------------------------------------------------------
             Level 1A Promotions*                    ***
--------------------------------------------------------------------------------

     1       ***                                     Integrated Text Link
--------------------------------------------------------------------------------
     2       ***                                     Integrated Text Link
--------------------------------------------------------------------------------
     3       ***                                     Integrated Text Link
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             Level 1 Promotions*                     ***
--------------------------------------------------------------------------------
     1       ***                                     Rotating text link
--------------------------------------------------------------------------------
     2       ***                                     Rotating text link
--------------------------------------------------------------------------------
     3       ***                                     141x60 rotating banner
--------------------------------------------------------------------------------
     4       ***                                     234x60 rotating banner
--------------------------------------------------------------------------------
     5       ***                                     234x60 rotating banner
--------------------------------------------------------------------------------
     6       ***                                     Rotating text link
--------------------------------------------------------------------------------
     7       ***                                     468x60 rotating banner
--------------------------------------------------------------------------------
     8       ***                                     141x60 rotating banner
--------------------------------------------------------------------------------
     9       ***                                     120x60 rotating banner
--------------------------------------------------------------------------------
     10      ***                                     120x60 rotating banner
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             Level 2 Level 2 Promotions*             ***
--------------------------------------------------------------------------------
     1       ***                                     468x60 rotating banner
--------------------------------------------------------------------------------
     2       ***                                     Rotating text link
--------------------------------------------------------------------------------
     3       ***                                     468x60 rotating banner
--------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------
     4       ***                                     Rotating text link
--------------------------------------------------------------------------------
     5       ***                                     Integrated text link
--------------------------------------------------------------------------------
     6       ***                                     88x31 rotating banner
--------------------------------------------------------------------------------
     7       ***                                     Rotating text & graphic
--------------------------------------------------------------------------------
     8       ***                                     Integrated text
--------------------------------------------------------------------------------
     9       ***                                     Integrated text
--------------------------------------------------------------------------------
     10      ***                                     Integrated text
--------------------------------------------------------------------------------
     11      ***                                     Integrated text
--------------------------------------------------------------------------------
     12      ***                                     Integrated text
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Level 3 Promotions*                     ***
--------------------------------------------------------------------------------
     1       ***                                     Integrated text
--------------------------------------------------------------------------------
     2       ***                                     Integrated text
--------------------------------------------------------------------------------
     3       ***                                     234x60 rotating banners
--------------------------------------------------------------------------------
     4       ***                                     Integrated text
--------------------------------------------------------------------------------
     5       ***                                     468x60 rotating banners
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Level 4 Promotions*                     ***
--------------------------------------------------------------------------------
     1       ***                                     Integrated text
--------------------------------------------------------------------------------
     2       ***                                     100x70 rotating banners
--------------------------------------------------------------------------------
     3       ***                                     468x60 rotating banners
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Level 5 Promotions*                     ***
--------------------------------------------------------------------------------
     1       ***                                     468x60 rotating banners
--------------------------------------------------------------------------------
     2       ***                                     Rotating text links
--------------------------------------------------------------------------------

     *Levels. Levels differ based on a variety of factors, e.g., including
      ------
     without limitation level of integration, quality, type (including without limitation size and location), reach/frequency, expected response rate/effectiveness, and/or demographically/psychographically targeted relevance. Additional examples of placements which may fit within each level include the following: (1) Level

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1A - ***; (2) Level 1 - *** (3) Level 2 - *** (4) Level 3 *** (5) Level 4 - ***
(6) Level 5 - ***.


     Tier Exchange. Except for any Promotions identified as permanent or
     -------------
     integrated placements (e.g., the Promotions listed in Level 1A), SmartAge may elect to redistribute Promotions among the tier levels listed herein in accordance with the procedures set forth herein and AOL's then-current guidelines for re-allocating promotions. The exchange value of a new Promotion (with respect to the number of Impressions received by SmartAge for such new Promotion) shall be based upon AOL's then current rate card rate for such new Promotion in comparison to AOL's then-current rate card rate for the replaced Promotion. All redistribution of Promotions shall be subject to availability (including without limitation, availability limited by AOL exclusivity and other preferential commitments) as reasonably determined by AOL. Unless AOL otherwise consents in writing, in no event may SmartAge exchange integrated Impressions for other Impressions, or vice versa. Impressions may be exchanged in blocks of a minimum of One Hundred Thousand (100,000) Impressions. All exchanges of Promotions and Impressions shall be permitted only for Promotions or Impressions within the same AOL property (e.g., exchanges of Promotions within the AOL Service may be made only for other Promotions within the AOL Service). Requests by SmartAge to redistribute Impressions may be placed no more frequently than twice per quarter, unless AOL otherwise agrees in writing. No such request may be made until more than ninety (90) days have elapsed since the commercial launch of the Co-Branded Sites in accordance with Section 2.1. For any reallocation of Impressions between or among Levels which SmartAge chooses to make pursuant hereto, SmartAge agrees and acknowledges that the reallocated Impressions may be delivered differently than as originally described herein.

II. During the Term, subject to the terms and conditions hereof, SmartAge shall have the right to use the following Keyword Search Terms, which will link to the Co-Branded Primary Site and the Co-Branded Corner Office, respectively: SmartAge (for the Co-Branded Primary Site) and SmartClicks (for the Co-Branded Corner Office).


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EXHIBIT B

                                  Definitions
                                  -----------


The following definitions will apply to this Agreement:

Additional SmartAge Channel. Any other distribution channel (e.g., an
---------------------------
Interactive Service other than AOL) through which SmartAge makes available an offering comparable in nature to the Co-Branded Sites.

Advertisements. (a) Any advertisements, links, pointers, sponsorships, buttons,
--------------
banners, navigation, or any other placements or promotions; or (b) any other services or rights to the extent generally recognized and used as a medium for advertisements (including without limitation `affiliate programs' or referral sales) (e.g., not including the Products, themselves), in each case, whether for a fixed placement fee or a bounty based on sales.

Advertising Revenues. Aggregate cash amounts collected by AOL or its agents, as
--------------------
the case may be, arising from the license or sale of Advertisements that appear within any pages of the Co-Branded Sites in accordance with Section 2.9 of this Agreement, less Advertising Sales Commissions. Advertising Revenues do not include amounts arising from Advertisements on any screens or forms preceding, framing (e.g., the toolbar or menu surrounding pages within the Co-Branded Sites) or otherwise directly associated with the Co-Branded Sites (but which are not part of the Co-Branded Sites themselves), which such screens and forms are owned and controlled exclusively by AOL.

Advertising Sales Commission. (i) Actual amounts paid as commission to third
----------------------------
party agencies by either buyer or seller in connection with sale of the Advertisement or (ii) *** in the event that AOL has sold the Advertisement directly and will not be deducting any third party agency commissions.

AIM Agreement. That certain agreement between the Parties for the license by
-------------
AOL (or Netscape Communications Corporation) to SmartAge of an instant messaging product as set forth more fully in Section 6.5 above.

AOL Interactive Site. Any Interactive Site which is managed, maintained, owned
--------------------
or controlled by AOL or its agents.

AOL Look and Feel. The elements of graphics, design, organization,
------------------
presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with Interactive Sites within the AOL Service or AOL.com.

AOL Member. Any authorized user of the AOL Service, including any sub-accounts
----------
using the AOL Service under an authorized master account.

AOL Network. (i) The AOL Service, (ii) AOL.com, (iii) CompuServe, (iv) Digital
-----------
City, (v) Netcenter, and (vi) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). It is understood and agreed that the rights of SmartAge relate only to the AOL properties to the extent expressly set forth in this Agreement and not generally to the AOL Network.

AOL Purchaser. (i) Any person or entity who enters either Co-Branded Site from
-------------
the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and generates Transaction Revenues (regardless of whether such person or entity provides an e-mail address during registration or entrance to the Co-Branded Sites which includes a domain other than an "AOL.com" domain); and (ii) any other person or entity who, when purchasing a product, good or service through a SmartAge Interactive Site,

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provides an AOL.com domain name or a Compuserve.com domain name as part of such person or entity's e-mail address and provided that any person or entity who has previously satisfied the definition of AOL Purchaser will remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) will also give rise to Transaction Revenues hereunder (and will not be conditioned on the person or entity's satisfaction of clauses (i) or (ii) above).

AOL Service. The then-standard narrow-band U.S. version of the America Online
-----------
brand service, specifically excluding (a) AOL.com, Netcenter or any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service, (e) any programming or Content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online brand service, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL User. Any user of the AOL Service, AOL.com, CompuServe, Digital City,
--------
Netcenter, or the AOL Network.

AOL.com. AOL's then-primary Internet-based Interactive Site marketed under the
-------
"AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) Netcenter,
(c) any international versions of such site, (d) "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through such site which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

     B2B Area. The targeted, special purpose, business-to-business area, owned
     --------
and controlled by AOL (which may be linked to from other areas of the AOL Network in AOL's sole discretion), and which is the area expected to initially be a sub-channel within the Small Business channel of Netcenter (and, at a later point, possibly may, at AOL's option, form the entirety of the content of the Small Business channel or be made into a Netcenter channel separate from the Small Business channel), specifically excluding (a) the AOL Service, (b) Netcenter, (c) any international versions of such site, (d) "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control

                                      24

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(including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through such site which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based, targeted, special purpose, business-to-business area, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Change of Control. (a) The consummation of a reorganization, merger or
-----------------
consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

Co-Branded Sites. As set forth in Section 2.1.
----------------

Component Products. Any of the following products or services: (i)
-------------------
Communications or community tools, products or services (e.g., instant messaging, chat, voice-activated chat, voice message, IP telephony, e-mail, message boards) (but specifically excluding a reminder service), (ii) search engines, navigation services, or directories/listings (e.g., web search, white pages, yellow pages, member directories, open directories), (iii) personalization services (e.g., homesteading/personal web publishing, calendar functions, "You've Got Pictures" or other similar photographic services), or
(iv) shopping guides, decision guides, `robots', or other similar shopping or decision aids.

CompuServe.  The then-standard, narrow-band U.S. version of the CompuServe brand
-----------
service, specifically excluding (a) any international versions of such service,
(b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content and (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date.

Confidential Information. Any information relating to or disclosed in the
------------------------
course of the Agreement or during negotiations between the Parties in connection therewith, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and SmartAge customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

CONFIDENTIAL

Content. Text, images, video, audio (including, without limitation, music used
-------
in synchronism or timed relation with visual displays) and other data, Products, advertisements, promotions, URLs, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

Digital City. The then-standard, narrow-band U.S. version of Digital City's
-------------
local content offerings marketed under the Digital City(R) brand name, specifically excluding (a) the AOL Service, AOL.com, Netcenter, or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings,
(e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (h) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City- branded offerings in any local area where such offerings are not owned or operationally controlled by America Online, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

Impression. User exposure to the applicable Promotion, as such exposure may be
----------
reasonably determined and measured by AOL in accordance with its standard methodologies and protocols as generally applied to its partners.

Interactive Service. An entity offering one or more of the following: (i)
-------------------
online or Internet connectivity services (e.g., an Internet service provider ("ISP")); (ii) any Portal; and (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages; provided, however, that an entity *** one or more of these *** shall not be *** an *** if and to the extent that *** or *** of such entity *** and *** which, if *** by an ***, would not make such *** an *** (e.g., an entity which *** an *** or which serves as a *** would not be *** an *** if and to the extent that *** or *** thereof *** and *** unrelated to the *** (e.g., such that the *** could *** offered by a *** of *** if and to the extent that such *** operates *** and *** from a *** operating ***, but not *** themselves), provided, however, that any entity which is primarily an *** (e.g., a reasonably *** of its *** and *** satisfy one or more of the three *** above) shall not be excluded from the definition of *** regardless of the *** or *** in question (e.g., even *** from *** would fall outside the scope of this exception, and may not be promoted in the ***).

Interactive Site. Any interactive site or area, including, by way of example and
----------------
without limitation, (i) a SmartAge site on the World Wide Web portion of the Internet (but not including international versions of such SmartAge sites) or
(ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

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Keyword Search Terms. (a) The Keyword(TM) online search terms made available on
--------------------
the AOL Service, combining AOL's Keyword(TM) online search modifier with a term or phrase specifically related to SmartAge (and determined in accordance with the terms of this Agreement), and (b) the Go Word online search terms made available on CompuServe, combining CompuServe's Go Word online search modifier with a term or phrase specifically related to SmartAge and determined in accordance with the terms of this Agreement).

Licensed Content. All Content offered through the Co-Branded Sites (e.g., not
----------------
solely through the other SmartAge Interactive Sites) and the SmartAge Functionality, provided to AOL hereunder pursuant to this Agreement, or otherwise provided by SmartAge or its agents in connection herewith for use by AOL in connection with the promotion of the SmartAge Functionality or other Promotions hereunder (e.g., offline or online promotional Content, Promotions, AOL "slideshows" , etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

Netcenter. Netscape Communications Corporation's primary Internet-based
---------
Interactive Site marketed under the "Netscape Netcenter(TM)" brand, specifically excluding (a) the AOL Service, (b) AOL.com, (c) any international versions of such site, (d) "ICQ," "AOL Netfind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News," "Digital City(TM)," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties).

*** Feature. A *** or *** which a *** must *** in order to participate.
-----------

*** Feature. A *** or *** for which a *** will be *** to *** he or she *** not
-----------
to do so.

Portal. Any interactive site or service providing links to or aggregation of
------
(e.g., a portal such as Yahoo! or MSN.com), or search or navigation of (e.g., a search engine such as Excite or Lycos), interactive sites or services, in each case consolidating a broad selection of aggregated third party interactive content or marketing a broad selection of multiple third party product lines and/or services across numerous industries (e.g., by way of example only, a commerce site which sells or promotes books, flowers, candy, music and t-shirts from various third parties). However, the term "Portal" *** a *** or ***, no matter how ***, if only in *** and *** (e.g., by way of example only: (1) an entity such as *** (as it exists today), whose *** is *** to *** the *** and *** of *** between *** (even though those *** may *** numerous ***), and is not a *** of *** or other ***; (2) a *** provider such as ***, whose *** is *** to provide ***, even though such *** may be *** and *** across a *** of *** (e.g., *** and ***); or (3) an ***, whose *** is *** to ***, even though such *** may be *** and *** across a *** of *** (e.g., *** and ***)).


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Product. Any product, good or service which SmartAge (or others acting on its
-------
behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Users through (i) the Co-Branded Sites (including through any Interactive Site linked thereto), (ii) any SmartAge Interactive Site (including through any Interactive Site linked thereto), (iii) any other electronic means directed at AOL Users (e.g., including without limitation e-mail offers and the integration of the SmartAge Functionality into the AOL Network), or (iv) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the Co-Branded Sites or any SmartAge Interactive Site requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

Promotions. The Advertisements described on Exhibit A, any Comparable
----------
Promotional Placements delivered by AOL in accordance with Section 1.1, the additional mutually agreed promotions which may be provided by AOL in connection with the special AOL Exclusive Offers (those which are described in Section 2.7 hereof as being substantially larger than typical AOL Exclusive Offers to be provided by SmartAge), and any additional Advertisements relating to the Co-Branded Sites (or the SmartAge Standard Site, to the extent that AOL may elect to link to the SmartAge Standard Site pursuant to Section 2.1 hereof) provided by AOL (including, without limitation, additional Keyword Search Terms and other navigational tools, and any SmartAge trademarks or logos or any headline, picture, story, teaser, icon, link or any other content which originates from, describes or promotes either Co-Branded Site or the SmartAge Standard Site, to the extent that AOL may elect to link to such web site pursuant to Section 2.1 hereof). Advertisements served by SmartAge which promote the Co-Branded Sites, or the Products therein, within the Netscape Business Cards, Co-Branded Sites, the Instant Messenger product which is the subject of the AIM Agreement, AOL Clicks, or AOL Links (as the latter two terms are defined in Exhibit D hereto) shall not count as Promotions or Comparable Promotional Placements.

Run of Service Inventory. A collection of inventory made up of all areas of the
------------------------
relevant AOL property or service. If SmartAge has purchased Run of Service Inventory, AOL will place SmartAge's creative in different locations throughout the relevant property or service in accordance with AOL internal policies. Run of Service Impressions will be delivered reasonably evenly over a given time period. SmartAge may not control placement within a Run of Service Inventory purchase and AOL does not guarantee placement on any particular screen or group of screens (except that Run of Channel Inventory will be run only in the specified Channel).

SmartAge Interactive Site. Any Interactive Site (other than the Co-Branded
-------------------------
Sites) which is managed, maintained, owned or controlled by SmartAge or its agents (including without limitation the SmartAge Standard Site).

SmartAge Standard Site. SmartAge's generally available web site, currently
----------------------
located at URL http://www.smartage.com, or any successor thereto or replacement
               -----------------------
thereof.

Transaction Revenues. Aggregate amounts paid by AOL Purchasers in connection
--------------------
with the sale, licensing, distribution or provision of any Products, including, in each case, handling, shipping, service charges, and excluding, in each case,
(a) amounts collected for sales or use taxes or duties and (b) credits and chargebacks for returned or canceled goods or services, but not excluding cost of goods sold or any similar cost.


CONFIDENTIAL

                                   EXHIBIT C

                           SmartAge Cross-Promotion
                           ------------------------

A. SmartAge shall offer AOL and Netscape, at no cost to AOL or Netscape, premium placements (i.e., at all times during the Term offering AOL and Netscape the most preferable treatment) within the SmartAge Affiliate Network, which shall include placements (which shall be branded if listings for other participants are branded) within the areas on any SmartAge Interactive Site in which the entities receiving premium placements within the SmartAge Affiliate Network are displayed or offered (including without limitation the page currently located at the following URL: http://www.smartage.com/sell/affiliate/network).
     -----------------------------------------------

B. At SmartAge's discretion, SmartAge may participate in the standard, generally available affiliate programs offered by AOL and Netscape. Information about AOL's generally applicable affiliate program is currently located at http://affiliate.aol.com/affiliate/welcome.html, and
                -----------------------------------------------
     information about Netscape's generally applicable affiliate program is currently located at http://www.netscape.com/affiliate/welcome.html.

C. (1) Within the relevant Cross-Promo Area (as defined below) of any SmartAge Interactive Site, SmartAge shall include each of the following (collectively, the "AOL Promos"): (i) continuous listings (which shall be branded if and to the extent that other listings for similar services in the relevant Cross-Promo Area are branded, and shall be no less prominent (e.g., including without limitation in terms of size, color or boldness) than listings for other similar services (except if and to the extent that *** for *** of ***), promoting the AOL Service and the CompuServe Service;
     (ii) a "Netscape Now" listing (which shall be branded if and to the extent that other listings for any Portals, Internet browsers, or other Netscape competitors in the relevant Cross-Promo Area are branded, and shall be no less prominent (e.g., including without limitation in terms of size, color or boldness) than listings for any Portals, Internet browsers, or other Netscape competitors (except if and to the extent that *** for *** of ***), through which users can obtain promotional information about Netscape products or services designated by Netscape and, at Netscape's option, download or order the then-current version of client software for such Netscape products or services (or other such Netscape or AOL products or services as AOL or Netscape may designate); and (iii) other than as expressly set forth in subparts (i) and (ii) above, to the extent that SmartAge offers or promotes any products or services substantially similar to AOL's Component Products on any SmartAge Interactive Site, SmartAge will provide equally prominent promotions for AOL's Component Products, except where *** has *** or *** with another *** of a *** and each such *** has *** for such *** or ***. To the extent that users register for AOL products via the promotions provided by SmartAge pursuant to this paragraph, SmartAge shall receive the *** under any *** by *** or ***.

     (2) A Cross-Promo Area shall be any area of any SmartAge Interactive Site in which any of the following products or services are promoted, described or sold (provided that any area otherwise not promoting, describing or selling such products or services will not be deemed a Cross-Promo Area solely by virtue of the presence of a banner or sponsorship for such products or services): (a) Internet access (including without limitation ISP services, DSL services, cable access, or any other means of accessing the Internet), (b) e-mail or instant messaging functionality (e.g., any real-time messaging/communicative service or software) (except that an area devoted to customer service shall not be deemed a Cross-Promo Area by virtue of the description of such functionality, or the utilization of the "Pop-up Help" functionality described in Exhibit G hereto), or (c) Internet browsers.

     (3) AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages) (and AOL represents and warrants that it possesses all


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                                      29

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     authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to distribute the creative content to SmartAge for this purpose), subject to SmartAge's reasonable approval. SmartAge shall post (or update, as the case may be) the approved creative content supplied by AOL within the spaces for the AOL Promos within a commercially reasonable time following its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, SmartAge shall provide AOL with quarterly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior quarter. If and to the extent that the Parties mutually agree, AOL shall serve the AOL Promos to the SmartAge Interactive Site from an ad server controlled by AOL or its agent. In such an event, SmartAge shall take the operational steps reasonably necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the SmartAge Interactive Site on which the AOL Promos will appear.

     (4) In addition, within each SmartAge Interactive Site, SmartAge shall provide prominent promotion for the keywords granted to SmartAge hereunder in an exact location to be mutually agreed. Except where *** has an *** or *** with an *** other than ***, SmartAge will not promote any entity other than AOL as the preferred access provider through which a user can access a SmartAge Web based application.

D. In SmartAge's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which SmartAge exercises at least partial editorial control (except where such partial control is not sufficient to confer on SmartAge the right or ability to do so): SmartAge will include specific, prominent references or mentions (verbally where possible) of the availability of the Co-Branded Primary Site through the AOL Network (which may be satisfied by a listing of the relevant "keyword" in the form listed at the end of this paragraph), which are at least *** the primary references that SmartAge makes to any SmartAge Interactive Site (by way of prominence of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, SmartAge's listing of the "URL" for any SmartAge Interactive Site will be accompanied by a prominent listing of the "keyword" terms on AOL for the Co-Branded Primary Site. This will be done with the following treatment: "America Online Keyword:
     SmartAge" or another AOL approved method.


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                                   EXHIBIT D

   Description of SmartAge Products, Content, Functionality and Integration
   ------------------------------------------------------------------------


    I.  Products, Services, Content and Functionality to be Provided to AOL
    -----------------------------------------------------------------------

                          A.  SmartAge Functionality
                          --------------------------


SmartAge will provide AOL with the following best-of-breed products, services, content and functionality (collectively, the "SmartAge Functionality"). To the
                                              ----------------------
extent commercially reasonable, AOL will integrate such SmartAge Functionality in the AOL Network as set forth more fully below, subject to AOL's right to redesign the AOL Network in its sole discretion as described in Section 1.1 of this Agreement, so long as SmartAge at all times maintains each element of the SmartAge Functionality as best-of-breed, keeps the SmartAge Functionality current and accurate, provides any technical support reasonably requested for the maintenance, operation, offering and distribution of the SmartAge Functionality, manages the administration of the SmartAge Functionality (e.g., including without limitation with respect to the implementation of the banner exchange program and customer service related thereto) subject to AOL's approval and the limitations herein, and ensures that, in addition to the above requirements and the additional requirements specified below, the SmartAge Functionality and SmartAge's provision thereof comply with all relevant terms of this Agreement (e.g., all relevant obligations, representations, and warranties of SmartAge with respect to the Co-Branded Sites, including without limitation compatibility with the operations of AOL Network as set forth in Exhibit E and compliance with AOL's Standard Terms and Conditions as set forth in Exhibit G). AOL shall have design approval rights for user interface and display elements of all portions of the SmartAge Functionality which may be integrated into the AOL Network pursuant to this Agreement. To the extent that AOL has stated below without any reservation that it "will" integrate an element of the SmartAge Functionality (defined below) in a certain area of the AOL Network, if during the Term AOL deems it appropriate to redesign the registration processes, page layouts or links, or other elements relating to such integration (e.g., if user privacy concerns prompt AOL to add, remove or alter elements of the registration process for any of the business-to-business services in the AOL Network), and such changes materially and adversely effect the planned integration of such unconditionally promised functionality in the AOL Network, then AOL shall, as SmartAge's sole remedy, provide SmartAge with an alternative form of integration which reasonably resembles the unconditionally promised integration as closely as is commercially reasonable, or otherwise will provide SmartAge with integration which is reasonably and mutually agreed to have comparable overall value (if such reasonably comparable integration cannot be agreed upon by the Parties, then such a dispute shall be resolved pursuant to Section 7 of the Agreement); provided, however, that if AOL fails to fulfill the unconditionally promised integration as described herein because of SmartAge's failure to fulfill any material requirements or obligations applicable to the relevant functionality (e.g., failure to ensure that the SmartAge Functionality complies with the terms of Exhibit E hereto), AOL shall not be required to provide SmartAge with comparable integration. If at any time AOL believes that SmartAge is not meeting the standards set forth herein, AOL shall notify SmartAge of the deficiency and provide SmartAge with a *** period in which to cure the deficiency (provided that during such time AOL may at its option take interim remedial action as it deems appropriate (e.g., by blocking access to the SmartAge Functionality)), and AOL will, to the extent applicable and commercially reasonable, cooperate with SmartAge to identify the source or cause of the cited deficiency (provided that in no event shall AOL be required to incur substantial costs or expenses in doing so).

The Parties expressly acknowledge and agree that, as between AOL and SmartAge, AOL owns and controls the AOL Network (and all portions thereof, including without limitation the areas on which the SmartAge Functionality may reside), and AOL shall have editorial discretion over the portions of the SmartAge Functionality which are integrated into the AOL Network pursuant hereto (e.g., in terms of form,


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placement, and content). AOL shall own all advertising inventory in the AOL
Network. The Parties recognize that SmartAge will have the right to provide banners and links for integration into the AOL Network pursuant to the AOL Clicks and AOL Links functionality (some of which may be sold by SmartAge to third parties, and SmartAge will have the right to retain *** of the revenue from such sales to third parties as set forth in Section 3.4 of the main body of this Agreement, and subject to Section 3.2 of the main body of this Agreement), as discussed more fully below, but such integration shall not confer any ownership interest in such advertising inventory to SmartAge. The Parties recognize that SmartAge's right to provide Advertisements for integration into the AOL Network and sell them to third parties is limited to the extent that such Advertisements are properly allocated by virtue of AOL Users' active participation in the SmartAge Functionality as described below. SmartAge shall conform the SmartAge Functionality in accordance with AOL's hosting and interface requirements. SmartAge shall provide the SmartAge Functionality to AOL in accordance with this Agreement (including without limitation the terms of this Exhibit D) within *** of the Effective Date of this Agreement, provided, however, that if SmartAge is not able to meet the *** day requirement in any respect, such delay shall not be considered a breach of this requirement if and to the extent that AOL has not communicated to SmartAge specifications regarding the AOL Network which are necessary for the integration described herein as far in advance of the *** day deadline as is commercially reasonable so as not to preclude SmartAge's ability to satisfy this requirement.

The SmartAge Functionality shall consist of the following and, subject to the limitations herein, will be integrated into the AOL Network as described below:

(1) AOL Clicks (name is not finalized and is at AOL's discretion, but AOL will use either "Smart" or "Clicks" in the name, unless AOL deems such use not commercially reasonable (e.g., if AOL has reason to believe that such use may subject it to liability) - The private banner exchange program developed by SmartAge for AOL whereby a participating AOL User can arrange for banner advertisements to be placed on Netscape Business Cards in exchange for providing two rotating banner advertisements (both of which will fill the same inventory space) on its own Interactive Site or Netscape Business Card. Subject to AOL's right to redesign the Netscape Business Cards in its discretion, the banner space on each Netscape Business Card will consist of a *** within the *** page of the Netscape Business Card (i.e., the page on which the *** is listed) *** (along with an AOL-branded bar ***, the content of which shall be determined by AOL in its sole discretion). One of the banner advertisements to be placed on the participant's own Netscape Business Card may be sold to a third party by SmartAge through its direct sales force or through AOL Media Buyer, subject to the limitations herein (including without limitation Section 3.2 of the main body of this Agreement) (provided that SmartAge may enter into an agreement or agreements with a professional advertising agency or agencies (which in no event may be an Interactive Service) to sell the banner advertisements allotted for sale to third parties), provided, however that in no event shall SmartAge or any such advertising agency sell any Advertisement for placement on the AOL Network for (or which links to) any of the following: (i) an Interactive Service, (ii) any product, service, content or functionality falling within the Restricted Advertising Categories (as defined following this paragraph) or Prohibited Categories listed at the end of this Exhibit (as the same may be updated in accordance with the terms hereof), or (iii) any product, service, content or functionality which may reasonably be deemed to be competitive with any AOL Component Product (collectively, the "Advertising Restrictions"). Under no
                                           ------------------------
     circumstances shall AOL be obligated to display any Advertisement which it considers in its reasonable discretion to be in violation of the Advertising Restrictions. In entering into agreements with advertising agencies for the sale of Advertisements as contemplated herein, SmartAge shall require such agencies to abide by the Advertising Restrictions; provided, however, that SmartAge agrees to remain primarily liable to AOL for any violation of the Advertising Restrictions (and other relevant requirements of the Agreement, e.g., technical compatibility with the AOL Network), regardless of whether an Advertisement at issue was sold by SmartAge or a third party. SmartAge shall use commercially reasonable efforts to sell the advertising


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   inventory allotted for sale to third parties by SmartAge to AOL Users participating in AOL Clicks before attempting to sell such inventory to third parties outside the AOL Network.


   The "Restricted Advertising Categories" are all of the Restricted Categories
        ---------------------------------
   listed in Section II of this Exhibit, except the following:

   ***

   To the extent that AOL integrates AOL Clicks into the AOL Network, Advertisements for AOL Users will appear on the Interactive Sites of other participants in AOL Clicks. SmartAge may not place banners on the AOL Network without AOL's advance, express, written consent, other than as expressly set forth herein with respect to the Netscape Business Cards, and in no event may a banner appear anywhere on the AOL Network (including without limitation the Netscape Business Card, AOL Hometown, or Netscape Site Central, and any home pages established in connection therewith) or on an Interactive Site of an AOL User in violation of the Advertising Restrictions.

           AOL Clicks currently is expected to be offered as a ***, *** (provided that the SmartAge Upsells listed below may be offered for a ***) for AOL Users *** for a ***, if and to the extent that AOL launches the Netscape Business Card functionality and establishes a *** for the ***. AOL will provide SmartAge with the *** and *** (to the extent that AOL possesses such information and can reasonably provide it to SmartAge in light of ***) (and SmartAge expressly recognizes that as a result of the provision of such information to SmartAge, AOL may *** an additional *** in the *** to *** the *** that such information will be transferred to SmartAge), solely for SmartAge's use in connection with the operation of AOL Clicks during the extent of each AOL User's continued participation in AOL Clicks. Banners provided to AOL Users through AOL Clicks will be integrated into Netscape Business Cards (to the extent such functionality is launched as currently contemplated), subject to the limitations above, provided, however, that no AOL Clicks banners may be integrated into a Netscape Business Card for an AOL User who does not participate in AOL Clicks (e.g., by opting out of AOL Clicks at any time), and AOL and SmartAge shall each have the right to sell *** of the inventory. AOL shall be entitled to use its share of the advertising inventory made available by lack of participation as described in the previous sentence in its sole discretion; SmartAge shall be entitled to use its share of the advertising inventory made available by lack of participation as described in the previous sentence to promote the products, services, content and functionality falling within the Permitted Categories below, as offered on the Co-Branded Sites. It is SmartAge's responsibility to ensure seamless integration and delivery of banners to Netscape Business Cards (e.g., including without limitation with respect to user interface and the publishing and serving tools used (e.g., so that a person viewing a Netscape Business Card sees no material lag time between the loading of the Netscape Business Card and the loading of the Advertisements (as determined by AOL in its reasonable discretion), the Advertisements appear precisely in the appropriate location and without the display of error messages)) to the extent that such integration is permitted pursuant hereto. SmartAge agrees to conform to AOL integration requirements (e.g., to ensure the satisfaction of the requirements discussed in the prior sentence).


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


           AOL Clicks will be offered as a *** (provided that the SmartAge Upsells listed below may be offered for a ***) for AOL Users who *** for *** through the *** or *** web site ***. Banners provided to AOL Users through AOL Clicks will be integrated into home pages established by AOL Users through AOL Hometown or Netscape Site Central (subject to the limitations above), provided that such AOL Users have not *** of the AOL Clicks program. It is SmartAge's responsibility to ensure seamless integration and delivery of banners to home pages established through AOL Hometown or Netscape Site Central (e.g., including without limitation with respect to user interface and the publishing and serving tools used (e.g., so that a person viewing a home page sees no material lag time between the loading of the home page and the loading of the Advertisements (as determined by AOL in its reasonable discretion), the Advertisements appear precisely in the appropriate location and without the display of error messages)), to the extent that such integration is permitted pursuant hereto. Smartage agrees to conform to AOL integration requirements (e.g., to ensure the satisfaction of the requirements discussed in the prior sentence). AOL will use *** to *** into the *** used by it for *** and ***, provided that SmartAge recognizes that such efforts may delay the integration of AOL Clicks beyond the date currently expected, and AOL shall not be liable for any such delay.

           AOL currently intends (but cannot guarantee) that participation in AOL Clicks will be provided as an *** or promoted in *** of AOL's additional *** and *** and *** within the ***, if and to the extent that such areas are launched, which may be structured by AOL to be provided by one or more third parties. If those services are so structured, AOL shall not be required to force any such third party to integrate participation in AOL Clicks as contemplated in this paragraph, and AOL Clicks may not be so integrated. If and to the extent that AOL Clicks is so integrated by such third parties, AOL will use commercially reasonable efforts to *** that the *** to build *** into the *** in connection with AOL Clicks. In addition, if and to the extent that AOL deems it reasonable do so, without violating any confidentiality obligations or impairing its relationship with *** in any way, AOL will, upon SmartAge's request, cooperate in good faith with SmartAge to facilitate AOL's commercially reasonable efforts described in the previous sentence.

           In addition, if and to the extent that AOL launches *** and *** within the *** area of the ***, which may be structured by AOL to be provided by one or more third parties, AOL will use good faith efforts, for one (1) year following the Effective Date hereof, to request that any such *** in AOL Clicks, provided, however, that AOL shall not be required to force any such *** to so *** AOL Clicks, and AOL Clicks may not be so ***.

(2) AOL Links (name is not finalized and is at AOL's discretion, but AOL will use "Smart" or "Links" in the name, unless AOL deems such use not commercially reasonable (e.g., if AOL has reason to believe that such use may subject it to liability)) - The private reciprocal linking network developed by SmartAge for AOL whereby a participating AOL User can exchange links with other participants. To the extent that AOL integrates AOL Links into the AOL Network, links for participating AOL Users will appear on the Netscape Business Cards of other participants in SmartAge's reciprocal linking network (e.g., the version of AOL Links offered on the Co-Branded Sites and other reciprocal linking networks operated by SmartAge through Additional SmartAge Channels), and may appear on home pages established through AOL Hometown and Netscape Site Central, but SmartAge may not place links on the AOL Network without AOL's advance, express, written consent, other than as expressly set forth herein with respect to the Netscape Business Cards, and in no event may a link appear anywhere on the AOL Network (including without limitation the Netscape Business


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  Card, AOL Hometown, or Netscape Site Central, and any home pages established in connection therewith) or on an Interactive Site of an AOL User in violation of the Advertising Restrictions. SmartAge shall ensure that, in addition to the ability of data pertaining to the AOL Links functionality to be measured separate and apart from that for AOL Clicks, AOL-requested data pertaining to AOL Links and AOL Clicks can be measured and reported in an aggregate or combined fashion (e.g., so that an AOL User participating in AOL Clicks and AOL Links can be made aware of the combined click-through rate for banners and links placed through those programs).

       AOL Links currently is expected to be offered as a *** (provided that the SmartAge Upsells listed below may be offered for a ***) for AOL Users *** for a ***, if and to the extent that AOL launches the Netscape Business Card functionality and establishes a *** for the ***. Links provided to participating AOL Users through AOL Links will be integrated into Netscape Business Cards (to the extent such functionality is launched as currently contemplated), subject to the limitations above, provided, however, that no links may be integrated into a Netscape Business Card as part of AOL Links for an AOL User who does not participate in AOL Links (e.g., by opting out of AOL Links at any time), and AOL and SmartAge shall each have the right to sell *** of the inventory. AOL shall be entitled to use its share of the advertising inventory made available by lack of participation as described in the previous sentence in its sole discretion; SmartAge shall be entitled to use its share of the advertising inventory made available by lack of participation as described in the previous sentence to promote the products, services, content and functionality falling within the Permitted Categories below, as offered on the Co-Branded Sites. It is SmartAge's responsibility to ensure seamless integration and delivery of links to Netscape Business Cards (e.g., including without limitation with respect to user interface and the publishing and serving tools used (e.g., so that a person viewing a Netscape Business Card sees no material lag time between the loading of the Netscape Business Card and the loading of the Advertisements (as determined by AOL in its reasonable discretion), the Advertisements appear precisely in the appropriate location and without the display of error messages)) to the extent that such integration is permitted pursuant hereto. SmartAge agrees to conform to AOL integration requirements (e.g., to ensure the satisfaction of the requirements discussed in the prior sentence). AOL expressly reserves the right to substitute placement of AOL Links in an alternative placement as comparable as is commercially reasonable (e.g., AOL may utilize AOL Links on the *** as a means by which small businesses may encourage other businesses to *** for *** and ***), if AOL deems that AOL Links is not suitable for integration into the Netscape Business Card.


(3) AOL Expert Newsletters (name is not finalized and is at AOL's discretion) - Newsletters which offer expert advice. The Parties expressly agree that all Content within the AOL Expert Newsletters must conform with all applicable requirements of the Agreement and all of AOL's standards generally applicable to content provided through the AOL Network (e.g., including without limitation AOL's Terms of Service generally and AOL's restrictions on the sending of bulk e-mail specifically), and specifically that the AOL Expert Newsletters may not promote or offer any product, service or functionality which may reasonably be deemed to fall within the Advertising Restrictions. The AOL Expert Newsletters may include *** for *** subject to AOL's reasonable approval, provided that in no event may such *** be provided by any *** or any entity which offers any *** or *** which may *** be *** to be *** with any *** or falling within the *** as set forth herein or the *** listed below (as may be *** pursuant hereto). The AOL Expert Newsletters may link to the Interactive Sites of the authors or ***, only if and to the extent that (i) the author is mutually and reasonably agreed to be a recognized expert in the field discussed in the AOL Expert Newsletter at

                                       35

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     issue, (ii) SmartAge uses commercially reasonable efforts to ensure that any Interactive Site to be linked to from the AOL Expert Newsletter does not promote any Interactive Service or any products, services, content or functionality which may reasonably be construed to be competitive with any AOL Component Product or falling within the Restricted Advertising Categories as set forth herein or the Prohibited Categories listed below (as may be updated pursuant hereto), and (iii) if either SmartAge or AOL determines that the an Interactive Site to be linked to from the AOL Expert Newsletter contains any such promotions, then the AOL Expert Newsletter may not link to such Interactive Site but, in the case of an author's Interactive Site, may instead list the author's own e-mail address as a hyperlink via which a reader can contact the author directly. The AOL Expert Newsletters may not encourage the readers thereof to link to or participate in any functionality which may reasonably be construed to be competitive with any AOL Component Product (e.g., a chat session), unless such functionality is based in or such link is to an AOL determined area of the AOL Network or the Co-Branded Sites (e.g., an AOL chat session). As soon as possible, and in any event at least five (5) business days before each AOL Expert Newsletter is sent to AOL Users, SmartAge shall give AOL an opportunity to review each AOL Expert Newsletter (along with a notice of the date on which distribution thereof is scheduled). In the event that SmartAge does not give such notice in the time specified, the relevant AOL Expert Newsletter may not be sent to the intended AOL Users. If SmartAge provides at least five (5) business days advance notice, SmartAge may send the AOL Expert Newsletter unchanged and as scheduled unless AOL otherwise notifies SmartAge at any time before the AOL Expert Newsletter has been sent. If AOL determines that an AOL Expert Newsletter would violate any of the terms hereof, AOL shall discuss such violation with SmartAge and may suggest revisions thereto to bring the AOL Expert Newsletter into compliance. If and to the extent the Parties can mutually agree on such revisions, then such revisions shall be made before the AOL Expert Newsletter is sent; otherwise, the AOL Expert Newsletter may not be distributed to AOL Users.

     The AOL Expert Newsletters will be offered to AOL Users as a *** in an area of the AOL Network *** for *** and *** to *** or ***, if and to the extent such area is launched and such offering is deemed appropriate by AOL upon and following such launch. No more than *** AOL Expert Newsletters may be offered at any one time, unless otherwise mutually agreed. In addition to the Ingredient Branding for the AOL Expert Newsletters on the whole (i.e., for the service itself, as discussed more fully below with respect to all of the SmartAge Functionality), each AOL Expert Newsletter will have such Ingredient Branding. Moreover, to the extent that any AOL Expert Newsletter refers to any SmartAge Interactive Sites, such references shall be only to the Co-Branded Primary Site, and each such reference shall be immediately followed by a reference to the relevant Keyword Search Term provided pursuant to Exhibit A to this Agreement by the use of the phrase "America Online Keyword: SmartAge", in typeface at least as prominent (e.g., in terms of coloring, size, and boldness) as the preceding reference to the Co-Branded Primary Site.

     Moreover, in any portion of any AOL Expert Newsletter where reference to any of AOL's Component Products would be contextually relevant, such reference shall be made, subject to SmartAge's reasonable approval, including without limitation: (i) a mention of the availability of the relevant Component Product and a contextually relevant statement concerning its usefulness in that context (provided that such statements shall be subject to AOL's review via the mechanism discussed in the previous paragraph), and (ii) a link to a page on the Co-Branded Primary Site from which the reader can register for and/or obtain such Component Product, unless SmartAge has not integrated such Component Product into the Co-Branded Primary Site, in which case the link shall go to an AOL-designated web page (provided, however, that SmartAge's failure to have integrated a particular Component Product into the Co-Branded Primary Site shall not serve as a basis on which to deny approval of the reference and link to such Component Product). It is expressly understood that any links provided in connection with such references to AOL's Component Products shall not be counted towards AOL's Impressions Commitment as set forth in Section 1.2 of this Agreement. Moreover, if and to the extent that AOL has relevant affiliate programs in place for such Component Products, new subscribers to AOL's Component Products obtained directly via the references discussed in this

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     paragraph shall count towards relevant compensation provided for in such affiliate programs, subject to the satisfaction of relevant requirements of such affiliate programs (e.g., if AOL has an affiliate program whereby an entity can earn $50 for each person who signs up for an AOL Component Product through such entity and remains a user of such Component Product for three months, then SmartAge shall receive $50 for each person who links to such Component Product via an AOL Expert Newsletter, registers for and downloads for the Component Product upon clicking through such link, and remains a user of that Component Product for three months).

(4) Integration of AOL Clicks, AOL Links, AOL Expert Newsletters, and/or the SmartAge Upsells into *** - If and to the extent that AOL offers *** to *** of *** and ***, AOL may, at its discretion, reference special or promotional offers offered by SmartAge for AOL Clicks, AOL Links, AOL Expert Newsletters, and/or the SmartAge Upsells listed in Section 6(A) below.

(5) Data for "AOL Dashboards" (name is not finalized and is at AOL's discretion)- SmartAge shall provide data requested by AOL pertaining to the services offered pursuant hereto (including without limitation any data deemed by AOL to be useful to participants in any of the services discussed herein), to the extent technically feasible and actually collected or calculated by SmartAge or its agents, to be made available to AOL Users participating in those services (if and to the extent that such services are integrated into the AOL Network), for the purpose of offering summaries of relevant data (or the raw data in place of summaries, if SmartAge cannot provide AOL with summaries deemed useful by AOL), from which AOL will provide a link to the Co-Branded Corner Office where more specific data can be viewed and additional functionality utilized. Specifically, the Co-Branded Corner Office shall allow AOL Users participating in the programs discussed in this Exhibit D to monitor data and relevant statistics relating to the services utilized by them, operate and modify the specifications of such services (e.g., modify ad banner campaigns) (collectively, the "Data and Modification Services"), and purchase
                         ------------------------------
     additional services as may be offered pursuant hereto (collectively, the "Corner Office Functionality"), provided, however, SmartAge's right to
      ---------------------------
     market such additional services within the Co-Branded Corner Office shall be subject to the primary purpose of the Co-Branded Corner Office remaining the Data and Modification Services, as determined by AOL in its reasonable discretion.

(6)  SmartAge Upsells

     (A) Subject to the limitations herein, the following products and services may be promoted as deemed appropriate by AOL:

               (1) AOL Media Buyer (name is not finalized and is at AOL's discretion)- SmartAge's automated online advertising buying service in which AOL Users who choose to participate can purchase online Advertisements to be distributed within AOL Clicks and similar programs via SmartAge's third party partners (e.g., the ***) (the "Third Party Networks"). SmartAge shall, to the extent
                          --------------------
               possible, ensure that data for different SmartAge Third Party Networks can be combined (e.g., such that upon AOL's request SmartAge will provide AOL with a single, accurate click-through rate for an AOL User's Advertisements placed across AOL Clicks and all other applicable Third Party Networks), and if such aggregation of statistics is not possible, SmartAge shall ensure that such data are available to AOL Users within a single web page. SmartAge may not place Advertisements on the AOL Network without AOL's advance, express, written consent, other than as expressly set forth herein with respect to the ***, and in no event may a banner appear anywhere on the AOL Network (including without limitation the ***, ***, or ***, and any home pages established in connection therewith) or on an Interactive Site of an AOL User for (or which links to) an Interactive Service or any Interactive Site which can reasonably be construed to be in

                                       37

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               competition with one of AOL's exclusive or premier partners
               (e.g., relating to the Restricted Advertising Categories as set forth herein or the Prohibited Categories listed below). It is SmartAge's responsibility to ensure seamless integration and delivery of Advertisements to Netscape Business Cards (e.g., including without limitation with respect to user interface and the publishing and serving tools used (e.g., so that a person viewing a Netscape Business Card sees no material lag time between the loading of the Netscape Business Card and the loading of the Advertisements (as determined by AOL in its reasonable discretion), the Advertisements appear precisely in the appropriate location and without the display of error messages)) to the extent that such integration is permitted pursuant hereto. SmartAge agrees to conform to AOL integration requirements (e.g., to ensure the satisfaction of the requirements discussed in the prior sentence).

               Advertisements provided to AOL Users through AOL Media Buyer will be integrated into Netscape Business Cards (to the extent such functionality is launched as currently contemplated), subject to the limitations above, provided, however, that no banners may be integrated into a Netscape Business Card for an AOL User who does not participate in AOL Clicks or AOL Links. Advertisements provided to AOL Users through AOL Media Buyer will be integrated into home pages established by AOL Users through AOL Hometown or Netscape Site Central (subject to the limitations above), provided that such AOL Users have not opted out of either AOL Clicks or AOL Links. It is SmartAge's responsibility to ensure seamless integration and delivery of banners to home pages established through AOL Hometown or Netscape Site Central (e.g., including without limitation with respect to user interface and the publishing and serving tools used (e.g., so that a person viewing a home page sees no material lag time between the loading of the home page and the loading of the Advertisements (as determined by AOL in its reasonable discretion), the Advertisements appear precisely in the appropriate location and without the display of error messages)), to the extent that such integration is permitted pursuant hereto. Smartage agrees to conform to AOL integration requirements (e.g., to ensure the satisfaction of the requirements discussed in the prior sentence). Smartage agrees to limit the allowable size of any third party's purchase through the AOL Media Buyer to *** or less.

               (2) AOL SmartStarters (name is not finalized and is at AOL's discretion) -SmartAge's member discount buying service for online Advertisements to be distributed within the banner exchange network in accordance with the terms applicable to AOL Clicks.

               (3) AOL Business Success Packs (name is not finalized and is at AOL's discretion) - SmartAge's promotional packages whereby AOL Users who choose to participate can purchase promotional packages for Advertising and bundled services (such services may be any of those listed in the Permitted Categories below, as may be updated in accordance with the terms hereof) within the banner exchange network in accordance with the terms applicable to AOL Clicks. AOL's online search engine registration service (currently known as "Register It") shall be used instead of SmartAge's comparable functionality (currently known as "Add it Pro").

               (4) AOL Instant Rank (name is not finalized and is at AOL's discretion) -SmartAge's search engine ranking management tool whereby an AOL User who chooses to participate can see how its Interactive Site ranks through major search engines. At AOL's option, AOL's and Netscape's search engines shall be included in any rankings offered by AOL Instant Rank. Only AOL's or Netscape's search engines may specifically be referred to in promotions for AOL Instant Rank (and references to other search engines in the aggregate,

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               without specification of a single search engine, are acceptable
               (e.g., "See how your site ranks in searches through the major search engines" or "See how your site ranks in searches through AOL and other major search engines")).

               (5) AOL Instant Watch (name is not finalized and is at AOL's discretion) -SmartAge's web site monitoring service, analysis and reporting tool.

               (6) AOL Banner Building Service (name is not finalized and is at AOL's discretion) - SmartAge's professional banner building service.

               (7) AOL Small Business Website Search (name is not finalized and is at AOL's discretion) - A service whereby an AOL User who chooses to participate can purchase search functionality which can perform searches within that AOL User's own Interactive Site. SmartAge will ensure that this tool only searches an AOL User's Interactive Site and not anything beyond that site (i.e., any functionality that enables a search beyond the participating AOL User's own Interactive Site must be disabled at all times).

     (B) Subject to the terms hereof, the following services (all as described above) will be integrated on the *** and *** (names not finalized and are at AOL's discretion) of the *** (name not finalized and is at AOL's discretion) (if and to the extent that such pages are launched as currently contemplated) (and if AOL includes a *** in the ***, the *** will be *** the ***, and the following services will be included in such *** the extent AOL deems them editorially and contextually relevant:

               (1) AOL Media Buyer -- AOL will provide a link, *** than *** for *** on the ***, to a page in which a user can purchase the services offered by AOL Media Buyer.

               (2) AOL SmartStarters -- AOL will provide a link, *** than *** for *** mutually agreed to be *** which appear on the ***, to a page in which a user can purchase the services offered by AOL Smart Starter.

               (3) AOL Business Success Packs -- AOL will provide a link, *** than *** for *** on the ***, to a page in which a user can purchase the services offered by AOL Business Success Packs.

               (4) To the extent that AOL launches, manages and controls the *** and/or *** (e.g., if either such page is not managed by a third party), a reference to additional SmartAge Functionality may be provided therein if and to the extent approved by AOL. If and to the extent such functionality is provided in the ***, such services will appear with *** services mutually agreed to be comparable which appear on ***.


                     B.  Branding of SmartAge Functionality
                     --------------------------------------

 .         Ingredient Branding

                                       39

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The SmartAge Functionality (including the SmartAge Upsells) will include
"Ingredient Branding" of SmartAge where and to the extent deemed appropriate in
 -------------------
AOL's reasonable editorial discretion (e.g., based on AOL's desired look and feel for relevant pages, areas or subsets thereof (e.g., listings within registration processes may not be ingredient branded if there are other third party products in the same listings which are not ingredient branded)), and the Parties expressly recognize that such Ingredient Branding in any event is less prominent than AOL's standard primary co-branding (e.g., the co-branding of the Co-Branded Sites) (provided, however, that where AOL deems appropriate, *** shall be *** of ***). More specifically, and subject to the foregoing: (i) if and to the extent that listings within registration processes are text-based, then the Ingredient Branding, if any, shall also be text-based (e.g., "AOL's Banner Exchange - powered by SmartAge"); if and to the extent that such listings are graphics-based, the Ingredient Branding, if any, shall be AOL's "Standard
                                                                     --------
Ingredient Branding" (discussed more fully below); and (ii) the pages of the Co-
-------------------
Branded Corner Office shall be co-branded in accordance with the requirements of this Agreement, provided, however, that the functionality within the Co-Branded Corner Office shall have Standard Ingredient Branding; *** to *** within such branding shall be *** of the *** of the *** to ***.

The specific form of AOL's Standard Ingredient Branding shall be determined by AOL in its reasonable discretion in consultation with SmartAge, but in any event shall be reasonably comparable in size and prominence to standard AOL Ingredient Branding with third party partners, e.g., PersonaLogic's Ingredient Branding in the AOL Auto Center New Car Guide area or AOL Cats for Kids area as of the Effective Date, as available at:


               http://www021.personalogic.aol.com/pl/system/pl.qanda?pl sid=c46q
               -----------------------------------------------------------------
               4sgv-1l31mwx-
               -------------
               5480k&info=aol%2CSILVER%2Cautocenter&product=cars%2Caol%2Cautocen
               -----------------------------------------------------------------
               ter
               ---

               or

               http://www025.personalogic.aol.com/pl/system/pl.qanda?pl sid=c46q
               -----------------------------------------------------------------
               6gv0-1l31mwy-
               ------------
               60xlq&info=aol%2CSILVER%2Ckids&product=cats%2Caol%2Ckids
               --------------------------------------------------------

               respectively (and as also shown on the following pages).

                                       40

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               [NOTE:  replace this page with print-out of following site]



http://www021.personalogic.aol.com/pl/system/pl.qanda?pl sid=c46q4sgv-1l31mwx-
-----------------------------------------------------------------------------
5480k&info=aol%2CSILVER%2Cautocenter&product=cars%2Caol%2Cautocenter
--------------------------------------------------------------------

                                       41

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http://www025.personalogic.aol.com/pl/system/pl.qanda?pl sid=c46q6gv0-1l31mwy-
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60xlq&info=aol%2CSILVER%2Ckids&product=cats%2Caol%2Ckids
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                             II.  Co-Branded Sites
                             ---------------------

SmartAge will provide AOL with the following best-of-breed products, services, content and functionality (the "SmartAge Programming"), which SmartAge shall
                                --------------------
deliver and update so as to ensure that the SmartAge Programming remains reasonably current and accurate (and in any event shall deliver and update the SmartAge Programming no less frequently than it does for the similar programming on SmartAge's generally available web site), and maintain as best-of-breed for use in the Co-Branded Sites as set forth herein. SmartAge will conform the SmartAge Programming with AOL's hosting and interface requirements.

Permitted Categories: The SmartAge Programming will include only items falling
--------------------
within the following categories of small business targeted products, services, content, and functionality available via the Internet, to the extent that such products, services, content and functionality actually are targeted to small business users (the "Permitted Categories"):
                     --------------------

(A) Co-Branded Corner Office: The Co-Branded Corner Office may only contain the ingredient-branded Corner Office Functionality described in Section I(A)(5) above (provided that the pages of the Co-Branded Corner Office shall be co-branded with AOL as described in Section 2.1 of this Agreement).

(B) Co-Branded Primary Site: The Co-Branded Primary Site may only contain the following Products, subject to all the restrictions discussed in this Exhibit D with respect thereto, and related content, with Standard Ingredient Branding with AOL in accordance herewith (provided that the pages of the Co-Branded Primary Site shall be co-branded with AOL as described in Section 2.1 of this Agreement):

 .    AOL Clicks
 .    AOL Links
 .    AOL Expert Newsletters (only with respect to the Permitted Subject Matter)
 .    Corner Office Functionality
 .    AOL Media Buyer
 .    AOL SmartStarters
 .    AOL Business Success Packs
 .    AOL Instant Rank
 .    AOL Instant Watch
 .    AOL Professional Banner Building Service
 .    AOL Small Business Site Search

     SmartAge may also offer users of the Co-Branded Primary Site an opportunity to register for e-mails promoting products, services, content and functionality falling within the Permitted Categories (as available on the Co-Branded Primary Site) and the following additional categories (provided that all such e-mails must comply with all relevant terms of this Agreement (including without limitation the restrictions of Exhibit G)):

     ***
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*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
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     ***


Restricted Categories on the Co-Branded Sites:
---------------------------------------------

With respect to the following categories of products, services or content (as may be updated by AOL during the Term, but any such additions shall not retroactively affect SmartAge's then existing products and services) (including without limitation, if and to the extent that any of the above Permitted Categories include any products, services or content pertaining to the following) (the "Restricted Categories"): (1) no reference to or appearance of
                 ---------------------
any element of the Restricted Categories, in any respect (e.g., including without limitation any product or service falling within one of the Restricted Categories), shall be permitted within any ads placed within the AOL Network in connection with a banner exchange or similar program, the Promo Content, or the *** page of the Co-Branded Sites linked to from the AOL Network (i.e., not within *** of the AOL Network); (2) SmartAge may include a contextual reference or navigation to such categories of products, services and content by means of a link or tab (which shall be no greater in prominence, whether by means of size, color, boldness or otherwise, than links or tabs to other functionality on the same page) (e.g., a tab stating ***, which may not include *** functionality but which may link to a page containing *** functionality to the extent permitted hereunder), as long as such reference or navigation is at least *** off the AOL Network; (3) in the Co-Branded Corner Office, such contextual reference or navigation may not link to the applicable functionality (as described in item
(4) below), but instead may link to a page in which the services to be provided within the applicable category may be listed or discussed; and (4) any functionality associated with any Restricted Categories (e.g., the ability of a user to register for, purchase, sell, view, or utilize the products, services, or content associated with such Restricted Categories, e.g., including without limitation in a *** area, the ability to review a catalog of products/services) must be (i) in the case of the Co-Branded Primary Site, at least *** away from the first page of the Co-Branded Primary Site linked to from the AOL Network (regardless of whether the home page of the Co-Branded Primary Site is the first page linked to), and (ii) in the case of the Co-Branded Corner Office, at least *** away from the first page of the Co-Branded Corner Office linked to from the AOL Network (regardless of whether the home page of the Co-Branded Corner Office is the first page linked to):


***
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*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.

***

Prohibited Categories:
---------------------

Notwithstanding anything to the contrary herein, products, services and content pertaining to the following categories (as may be updated by AOL during the Term, but any such additions shall not retroactively affect SmartAge's then existing products and services) shall be excluded from any ads placed within the AOL Network in connection with a banner exchange or similar program, the Promo Content, the SmartAge Functionality, and all pages of the Co-Branded Sites (except to the extent that AOL's products and services are the subject of such references):

***

Additional SmartAge Functionality and SmartAge Programming:
----------------------------------------------------------

If SmartAge wants to add products, services, content or functionality which do not fall within the categories listed in this Exhibit D, the Parties will, on a case-by-case basis, work together in good faith in a commercially reasonable time frame (e.g, taking into account the degree to which such products, services, content or functionality have been fully developed) to discuss the terms and conditions, if any, upon which such products, services, content or functionality may be permitted, if and to the extent mutually agreed. More specifically, with respect to additional SmartAge Programming, the Parties shall use good faith efforts to commence discussions regarding new SmartAge Programming proposed by SmartAge within

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*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.

*** business days following written notice from SmartAge that it desires to add new SmartAge Programming to one or both of the Co-Branded Sites.

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*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.

                                   EXHIBIT E

                                   Operations
                                   ----------

1.   General.  The Co-Branded Sites (including the Products and other Content
     -------
contained therein) will be in the top three (3) in the business-to-business industry, as determined by the following methods (taken as a whole): (a) based on a cross-section of independent third-party reviewers who are recognized authorities in such industry and (b) with respect to all material quality averages or standards in such industry, including each of the following: (i) pricing of AOL Clicks, AOL Links, and the AOL Expert Newsletters (as those services are described in Exhibit D), (ii) scope and selection of Products,
(iii) quality of Products, (iv) customer service and fulfillment associated with the marketing and sale of Products and (v) ease of use. In addition, the Co-Branded Sites will, with respect to the measures listed above, taken as a whole, be competitive with that which is offered by any SmartAge competitors.

2.   Infrastructure of Co-Branded Sites.  SmartAge will be responsible for all
     ----------------------------------
communications, hosting and connectivity costs and expenses associated with the Co-Branded Sites (except as expressly provided in this Agreement with respect to AOL's serving of Advertisements in the Co-Branded Sites as set forth in Section
2.9 of the main body of the Agreement). SmartAge will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Co-Branded Sites from the AOL Network. SmartAge will design and implement the network between the AOL Service and Co-Branded Sites such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Co-Branded Sites from the AOL Network and
(ii) no single line under material control by SmartAge will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, SmartAge will provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the Co-Branded Sites, some of which may be deemed Confidential Information as defined in Exhibit B. In the event that SmartAge elects to create a custom version of either Co-Branded Site in order to comply with the terms of this Agreement, SmartAge will bear responsibility for all aspects of the implementation, management and cost of such customized site.

3.   Optimization; Speed.  SmartAge will use commercially reasonable efforts to
     -------------------
ensure that: (a) the functionality and features within the Co-Branded Sites are optimized for the client software then in use by AOL Members; and (b) the Co-Branded Sites are designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, SmartAge will ensure that the Co-Branded Sites' data transfers initiate within fewer than fifteen
(15) seconds on average. Prior to commercial launch of any material Promotions described herein, SmartAge will permit AOL to conduct performance and load testing of the Co-Branded Sites (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

4.   User Interface.  SmartAge will maintain a graphical user interface within
     --------------
each Co-Branded Site that is reasonably competitive in all material respects with interfaces of other similar sites based on similar form technology, provided that to the extent that the graphical user interface is deemed not reasonably competitive due solely because of AOL's requirements for the design of such interface, SmartAge shall not be in violation hereof. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to SmartAge's compliance with the preceding sentence. Should AOL determine that SmartAge is not maintaining a graphical user interface in compliance herewith, AOL shall notify SmartAge of any such deficiency and allow SmartAge a period of five (5) business days in which to cure the deficiency, and SmartAge shall be deemed to be in violation of this paragraph unless it has cured the deficiency to AOL's reasonable satisfaction within such time.

5.   Technical Problems.  SmartAge agrees to use commercially reasonable efforts
     ------------------
to address material technical problems (over which SmartAge exercises control) affecting use by AOL Members of either Co-Branded Site (a "SmartAge Technical Problem") promptly following notice thereof. In the event that SmartAge is unable to promptly resolve a SmartAge Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to SmartAge hereunder until such time as SmartAge corrects the SmartAge Technical Problem at issue.

6.   Monitoring.  SmartAge will ensure that the performance and availability of
     ----------
the Co-Branded Sites is monitored on a continuous basis. SmartAge will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for SmartAge's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Co-Branded Sites.

7.   Telecommunications. Where applicable, SmartAge will utilize encryption
     ------------------
methodology to secure data communications between the Parties' data centers.
The network between the Parties will be configured such that no single component failure will significantly impact AOL Users. The network will be sized such that no single line over which the SmartAge has material control runs at more than 70% average utilization for a 5-minute peak in a daily period.

8.   Security.  SmartAge will utilize Internet standard encryption technologies
     --------
(e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Co-Branded Sites. SmartAge will facilitate periodic reviews of the Co-Branded Sites by AOL in order to evaluate the security risks of such

                                       47

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sites.  SmartAge will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

9.     Technical Performance.
       ---------------------

  i. SmartAge will design the Co-Branded Sites to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.XX and 4.XX browsers (Windows and Macintosh)and the Netscape Browser 4.XX and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com."

  ii. To the extent SmartAge creates customized pages on the Co-Branded Sites for AOL Members, SmartAge will develop and employ a methodology to detect AOL Members (e.g. examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster. info.aol.com)."

  iii. SmartAge will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

  iv. SmartAge will design its sites to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL:
       http://webmaster.info.aol.com. SmartAge is responsible for the manipulation of these parameters in web-based objects so as to allow them to be cached or not cached as outlined in RFC 1945.

  v. Prior to releasing material, new functionality or features through either Co-Branded Site ("New Functionality"), SmartAge will use commercially reasonable efforts to (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the Co-Branded Sites be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features is qualified for the AOL Service.

10.    AOL Internet Services SmartAge Support.  AOL will provide SmartAge with
       --------------------------------------
access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of SmartAge or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any SmartAge area other than the Co-Branded Sites. Support to be provided by AOL is contingent on SmartAge providing to AOL demo account information (where applicable), a detailed description of the Co-Branded Sites' software, hardware and network architecture and access to the Co-Branded Sites for purposes of such performance and load testing as AOL elects to conduct.

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                                   EXHIBIT F

                  Standard Online Commerce Terms & Conditions
                  -------------------------------------------

1.   AOL Network Distribution.  SmartAge will not authorize or expressly
     ------------------------
permit any third party to distribute or promote the Products or any SmartAge Interactive Site (expressly including any International SmartAge Channels) through the AOL Network absent AOL's prior written approval. The Promotions and any other promotions or Advertisements purchased from or provided by AOL will link only to the Co-Branded Sites, will be used by SmartAge solely for its own benefit and will not be resold, traded, exchanged, bartered, brokered or otherwise offered to any third party.

2.   Provision of Other Content. In the event that AOL notifies SmartAge that
     --------------------------
(i) as reasonably determined by AOL, any Content within the Co-Branded Sites violates AOL's then-standard Terms of Service (as set forth on the America Online brand service at Keyword term "TOS"), for the AOL Service or any other AOL property through which the Co-Branded Sites are promoted, the terms of this Agreement or any other standard, generally-applicable, written AOL policy or
(ii) AOL reasonably objects to the inclusion of any Content within the Co-Branded Sites (other than any specific items of Content which may be expressly identified in this Agreement), then SmartAge will take commercially reasonable steps to block access by AOL Users to such Content using SmartAge's then-available technology. In the event that SmartAge cannot, through its commercially reasonable efforts, block access by AOL Users to the Content in question, then SmartAge will provide AOL prompt written notice of such fact. AOL may then, at its option, restrict access from the AOL Network to the Content in question using technology available to AOL. SmartAge will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

3.   Contests.  SmartAge will take all steps necessary to ensure that any
     --------
contest, sweepstakes or similar promotion conducted or promoted through the Co-Branded Sites (a "Contest") complies with all applicable federal, state and local laws and regulations.

4.   Navigation. AOL will be entitled to establish navigational icons, links and
     ----------
pointers connecting the Co-Branded Sites (or portions thereof) with other content areas on or outside of the AOL Network, provided that, unless otherwise mutually agreed, such icons, links and pointers shall not be established (i) only with respect to the Co-Branded Sites (and not to any other similarly situated AOL partners), and (ii) within the center frame of the Co-Branded Sites. Additionally, in cases where an AOL User performs a search for SmartAge through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., Promotions, Keyword Search Terms, or any other promotions or navigational tools), AOL shall have the right to direct such AOL User to the Co-Branded Sites, or any other SmartAge Interactive Site determined by AOL in its reasonable discretion.

5.   Disclaimers. Upon AOL's request, SmartAge agrees to include within the Co-
     ------------
Branded Sites a product disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that transactions are solely between SmartAge and AOL Users purchasing Products from SmartAge.

6.   AOL Look and Feel.  SmartAge acknowledges and agrees that AOL will own all
     -----------------
right, title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within the AOL Network (the "AOL Look and Feel"), subject to SmartAge's ownership rights in the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with the SmartAge Interactive Sites (to the extent that such elements are developed separate and apart from AOL's involvement with the Co-Branded Sites).

7.   Management of the Co-Branded Sites.  SmartAge will manage, review, delete,
     ----------------------------------
edit, create, update and otherwise manage all Content available on or through the Co-Branded Sites, in a timely and professional manner and in accordance with the terms of this Agreement. SmartAge will ensure that the Co-Branded Sites are current, accurate and well-organized at all times. SmartAge warrants that the Products and other Licensed Content : (i) to the best of SmartAge's knowledge, will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; (ii) will not violate AOL's then-generally applicable Terms of Service for the AOL Service and any other AOL property through which the Co-Branded Sites will be promoted or any other standard, written AOL policy; and (iii) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions. Additionally, SmartAge represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" (i.e., video clip) or other formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. SmartAge also warrants that a reasonable basis exists for all Product performance or comparison claims by SmartAge or its agents appearing in or about the Co-Branded Sites. SmartAge shall not in any manner, including, without limitation in any Promotion, the Licensed Content or the Materials state or imply that AOL recommends or endorses SmartAge or SmartAge's Products (e.g., no statements that SmartAge is an "official" or "preferred" provider of products or services for AOL). AOL will have no obligations with respect to the Products available on or through the Co-Branded Sites, including, but not limited to, any duty to review or monitor any such Products.

8.   Duty to Inform.  SmartAge will promptly inform AOL of any information
     --------------
related to the Co-Branded Sites which could reasonably

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lead to a material claim, demand, or liability of or against AOL and/or its affiliates by any third party.

9.   Customer Service.  It is the sole responsibility of SmartAge to provide
     ----------------
customer service to persons or entities purchasing Products through the AOL Network ("Customers"). SmartAge will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any Products offered, sold or licensed through the Co-Branded Sites, and AOL will have no obligations whatsoever with respect thereto. SmartAge will receive all emails from Customers via a computer available to SmartAge's customer service staff and generally respond to such emails within two business days of receipt, however SmartAge will use commercially reasonable efforts to ensure that it generally responds to such emails within one business day of receipt. SmartAge will receive all orders electronically and generally process all orders within one business day of receipt, provided Products ordered are not advance order items. SmartAge will ensure that all orders of Products are received, processed, fulfilled and delivered on a timely and professional basis. SmartAge will offer AOL Users who purchase Products through such Co-Branded Sites a money back satisfaction guarantee. SmartAge will bear all responsibility for compliance with federal, state and local laws in the event that Products are out of stock or are no longer available at the time an order is received. SmartAge will also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for Products will be collected by SmartAge directly from customers, although SmartAge may use third-party service providers, provided that no such third party is an Interactive Service and any such third party must remain subject to the restrictions on collection and use of AOL User information set forth in Exhibit G hereto (provided that SmartAge shall remain primarily liable to AOL for any violations thereof by such a third party). SmartAge's order fulfillment operation will be subject to AOL's reasonable review. It is expressly understood by the Parties that SmartAge may use its in-house tool for customer support (currently known as "pop-up help") on the Co-Branded Sites, so long as that tool (i) is not distributed on the Co-Branded Sites and (ii) is not competitive with any of AOL's Component Products.

10.  Production Work.  In the event that SmartAge requests AOL's production
     ---------------
assistance in connection with the following (except for a reasonable amount of assistance with integration of the SmartAge Functionality as set forth in Exhibit D, integration into Netscape's "Universal Registration" or AOL's "SNAP" system as set forth in Exhibit G, and integration of AOL's Quick Checkout tool as set forth in Section 2.1 of the main body of this Agreement): (i) ongoing programming and maintenance related to the Co-Branded Sites, (ii) a redesign of or addition to the Co-Branded Sites (e.g., a change to an existing screen format or construction of a new custom form), (iii) production to modify work performed by a third party provider or (iv) any other type of production work, SmartAge will work with AOL to develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL will notify SmartAge of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of the agreed-upon Production Plan, such agreement will be reflected in a separate work order signed by the Parties. To the extent SmartAge elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's standards & practices (as provided on the America Online brand service at Keyword term "styleguide"). The specific production resources which AOL allocates to any production work to be performed on behalf of SmartAge will be as determined by AOL in its sole discretion. With respect to any additional production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Co-Branded Sites ("Extranormal Services"), SmartAge will pay the then-standard fees charged by AOL for such Extranormal Services.

11.  Overhead Accounts.   To the extent AOL has granted SmartAge any overhead
     -----------------
accounts on the AOL Service, SmartAge will be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead Account issued to SmartAge, but SmartAge will not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any overhead account.

12.  Navigation Tools.  Any Keyword Search Terms to be directed to the Co-
     ----------------
Branded Sites shall be (i) subject to availability for use by SmartAge, (ii) subject to SmartAge's compliance with the cross-promotional obligations set forth in Exhibit C hereto, and (iii) limited to the combination of the Keyword search modifier combined with a registered trademark of SmartAge (e.g. "AOL keyword: XYZ Company Name"). AOL reserves the right to revoke at any time SmartAge's use of any Keyword Search Terms which do not incorporate registered trademarks or service marks of SmartAge (and AOL shall grant "SmartAge" as a Keyword Search Term, subject to the favorable resolution of the currently-pending application for a registered trademark therefor and may in its discretion grant future Keyword Search Terms for trademarks or service marks for which applications are then pending, in each case subject to the favorable resolution of such applications). Moreover, AOL reserves the right to revoke any Keyword Search Terms if SmartAge is not in compliance with the cross-promotional obligations of Exhibit C hereto. SmartAge acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest SmartAge holds in SmartAge's registered trademark or service mark

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13.  independent of the Keyword Search Term.  Without limiting the generality of the foregoing, SmartAge will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the Co-Branded Sites, such bookmarks will be subject to AOL's control at all times. Upon the termination of this Agreement, SmartAge's rights to any Keyword Search Terms and bookmarking will terminate.

14.  Merchant Certification Program.  SmartAge will participate in any generally
     ------------------------------
applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require merchant participants on an ongoing basis to meet certain reasonable, generally applicable standards relating to provision of electronic commerce through the AOL Network (including, as a minimum, use of 40-bit SSL encryption and if requested by AOL, 128-bit encryption) and may also require the payment of certain reasonable certification fees to the applicable entity operating the program. Each Certified Merchant in good standing will be entitled to place on its affiliated Interactive Site an AOL designed and approved button promoting the merchant's status as an AOL Certified Merchant.

15.  Reward Programs.  On the Co-Branded Sites, SmartAge shall not offer,
     ---------------
provide, implement or otherwise make available any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of SmartAge or any third party (e.g., a promotional program similar to a "frequent flier" program), unless (1) such promotional program or plan is provided exclusively through AOL's "AOL Rewards" program, accessible on the AOL Service at Keyword: "AOL Rewards" or (2) AOL does not permit SmartAge to participate in AOL's "AOL Rewards" program, in which case SmartAge may offer a different rewards program, so long as such a program is not linked to or related in any way to a rewards program offered by an Interactive Service.

16.  Search Terms.  To the extent this Agreement sets forth any mechanism by
     ------------
which the Co-Branded Sites will be promoted in connection with specified search terms within any AOL product or service, SmartAge hereby represents and warrants that, to the best of its knowledge, SmartAge has all consents, authorizations, approvals, licenses, permits or other rights necessary for SmartAge to use such specified search terms. Notwithstanding the foregoing, AOL shall have the right to suspend the use of any search term if AOL has a reasonable belief that continued use may subject AOL to liability or other adverse consequences (e.g., including without limitation due to trademark infringement or claims of misappropriation).

CONFIDENTIAL

                                   EXHIBIT G

                       Standard Legal Terms & Conditions
                       ---------------------------------

1.   Promotional Materials/Press Releases.  Each Party will submit to the
     ------------------------------------
other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials, excluding Press Releases, related to the Co-Branded Sites and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Promotional Materials"); provided, however, that either Party's use of screen shots of the Co-Branded Sites for promotional purposes will not require the approval of the other Party so long as America Online(R) is clearly identified as the source of such screen shots; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the Co-Branded Sites and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

2.   License.  SmartAge hereby grants AOL a non-exclusive worldwide license to
     -------
market, license, distribute, reproduce, display, perform, transmit and promote the Licensed Content (or any portion thereof) through such areas or features of the AOL Network as AOL deems appropriate for the purpose of its performance of this Agreement. SmartAge acknowledges and agrees that the foregoing license permits AOL to distribute portions of the Licensed Content in synchronism or timed relation with visual displays prepared by SmartAge or AOL (e.g., as part of an AOL "slideshow"). In addition, AOL Users will have the right to access and use the Co-Branded Sites.

3.   Trademark License. In designing and implementing the Promotional Materials
     -----------------
and subject to the other provisions contained herein, SmartAge will be entitled to use the following trade names, trademarks, and service marks of AOL: the "America Online" brand service, "AOL" service/software and AOL's triangle logo, "Netscape(R)" and the N and horizon logos, and "CompuServe(R)" and the globe logo; and AOL and its affiliates will be entitled to use the following trade names, trademarks, and service marks of SmartAge for which SmartAge holds all rights necessary for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"): "SmartAge.com(R)", "SmartClicks(R)", "Corner Office(R)", and such other marks as to which SmartAge consents and any others reasonably necessary for AOL's performance under this Agreement; provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice.

4.   Ownership of Trademarks.  Each Party acknowledges the ownership right of
     -----------------------
the other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

5.   Quality Standards.  Each Party agrees that the nature and quality of its
     -----------------
products and services supplied in connection with the other Party's Marks will conform to quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's marks.

6.   Infringement Proceedings.  Each Party agrees to promptly notify the other
     ------------------------
Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

7.   Representations and Warranties.  Each Party represents and warrants to the
     ------------------------------
other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by

CONFIDENTIAL
such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement. SmartAge hereby represents and warrants that it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the Products.

8.   Confidentiality.  Each Party acknowledges that Confidential Information may
     ---------------
be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

9.   Limitation of Liability; Disclaimer; Indemnification.
     ----------------------------------------------------

9.1     Liability.  UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE
-----------------
OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE CONTENT, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM, THE CO-BRANDED SITES, OR THE SMARTAGE INTERACTIVE SITES, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9.3. EXCEPT AS PROVIDED IN SECTION 9.3, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF FIXED GUARANTEED PAYMENT OBLIGATIONS PAID AND OWED BY SMARTAGE HEREUNDER (NOT INCLUDING ANY EQUITY IN SMARTAGE INCLUDED AS PAYMENT HEREUNDER); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

9.2  No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT,
     ------------------------
NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE AOL SERVICE, AOL.COM, THE CO-BRANDED SITES, THE SMARTAGE INTERACTIVE SITES, THE PRODUCTS, OR THE CONTENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE CO-BRANDED SITES.

9.3  Indemnity.  Either Party will defend, indemnify, save and hold harmless
     ---------
the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the

CONFIDENTIAL
indemnifying Party's material breach of any duty, representation, or warranty of this Agreement. SmartAge will defend, indemnify, save and hold harmless AOL and the officers, directors, agents, affiliates, distributors, franchisees and employees thereof from any and all Liabilities resulting from the infringement or violation of any copyright, trademark, U.S. patent or any other right, including without limitation, any music performance or other music-related rights.

9.4  Claims. If a Party entitled to indemnification hereunder (the "Indemnified
-----------
Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten
(10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

10.  Acknowledgment.  AOL and SmartAge each acknowledges that the provisions of
-------------------
this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The provisions of this Section 10 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

11.  Solicitation of AOL Users.  Except for those *** with whom *** has a ***
     -------------------------
(defined at the end of this paragraph): (a) During the Term of the Agreement and for a two year period thereafter, SmartAge will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. (b) SmartAge will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with SmartAge or (ii) provided information to SmartAge through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by SmartAge or its agents.
(c) Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder: (i) will include a prominent and easy means to "opt-out" of receiving any future commercial communications from SmartAge; (ii) shall also be subject to AOL's then-standard, generally applicable restrictions on the use of e-mail functionality, including without limitation the distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question); and (iii) will not contain any content which violates AOL's then-applicable Terms of Service. Where exceptions are made in *** with respect to *** with whom *** has a *** (as defined in the next sentence), such exceptions shall apply if and to the extent that the communications between *** and such *** (i) arise only from the *** and (ii) are not *** towards ***. For purposes of this ***, a *** will mean that the *** in question has, either *** to the ***, or on or after the ***(provided that if done on or after the ***, such actions must (i) have taken place on a *** other than the *** and off the ***, and (ii) be *** to ***), *** either (i) *** in a *** with *** or its *** (other than *** or its *** or ***) or (ii) provided information to *** or its *** (other than *** or its *** or

CONFIDENTIAL

*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

***) through a ***, ***, or other ***, which included clear notice to the *** that the information provided could result in *** or other *** being sent to that *** by *** or its ***.

12.  AOL User Communications.  Except for *** with whom *** has a ***:  (a)  To
     -----------------------
the extent that SmartAge is permitted to communicate with AOL Users under this Exhibit G, in any such communications to AOL Users on or off the Co-Branded Sites (including, without limitation, e-mail solicitations), SmartAge (1) will limit the subject matter of such communications to those categories of products, services and/or content that specifically fall within the Permitted Categories in the Co-Branded Sites as set forth in Exhibit D of this Agreement (unless otherwise expressly set forth in Exhibit D), and (2) will not encourage AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an Interactive Site other than the Co-Branded Sites for the purchase of Products,
(ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; or (iv) changing the default home page on the AOL browser.
(b) Additionally, with respect to any AOL User communications, in the event that SmartAge encourages an AOL User to purchase products through such communications, SmartAge shall ensure that (a) if the Co-Branded Sites are mentioned or promoted, the AOL Network is promoted as the primary means through which the AOL User can access the Co-Branded Sites (e.g., including without limitation by stating the applicable Keyword Search Term and including direct links to specific offers within the Co-Branded Site) and (b) if any such communication includes a link to either Co-Branded Site, it will link to a page which indicates to the AOL User that such user is in a site which is affiliated with the AOL Network.

13.  Collection and Use of User Information.  (a)  Except for those *** with
     --------------------------------------
which *** has a ***: (i) SmartAge shall ensure that its collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with (x) all applicable laws and regulations and (y) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Co-Branded Sites, SmartAge's standard privacy policies so long as such policies are prominently published on the Co-Branded Sites and provide adequate notice, disclosure and choice to users regarding SmartAge's collection, use and disclosure of user information). (ii) SmartAge will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service. (b) Notwithstanding anything to the contrary herein, (i) if end users are required to register to access certain features within the Co-Branded Sites, such registration processes will be seamlessly integrated with Netscape's "Universal Registration" or AOL's "SNAP" system and be consistent with AOL's (or the applicable AOL affiliate's) then-current privacy policy; and (ii) AOL and SmartAge will jointly own all end user data collected by SmartAge in conjunction with the use of the Co-Branded Sites.

14.  Excuse.  Neither Party will be liable for, or be considered in breach of or
     ------
default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

15.  Independent Contractors.  The Parties to this Agreement are independent
     -----------------------
contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

16.  Notice.  Any notice, approval, request, authorization, direction or other
     ------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice@AOL.com" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed or if delivered by facsimile with confirmation of sending; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of SmartAge, such notice will be provided to both the Vice President of Corporate Development (fax no. 415-434-4707) and the Corporate Counsel or General

CONFIDENTIAL

*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

17. Counsel (fax no. 415-434-4707), each at the address for SmartAge set forth in the first paragraph of this Agreement. Each Party may update its addresses for notice by notice properly delivered under this Section 16.

18.  Launch Dates.  In the event that any terms contained herein relate to or
     ------------
depend on the commercial launch date of the Co-Branded Sites contemplated by this Agreement or the Netscape Business Cards (the "Launch Date"), then it is the intention of the Parties to record each such Launch Date in a written instrument signed by both Parties promptly following each such Launch Date; provided that, in the absence of such a written instrument, the Launch Date of the Co-Branded Sites will be as reasonably and mutually agreed, and the Launch Date of the Netscape Business Cards will be as mutually agreed based on AOL's records regarding the Netscape Business Cards.

19.  No Waiver.  The failure of either Party to insist upon or enforce strict
     ---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

20.  Return of Information.  Upon the expiration or termination of this
     ---------------------
Agreement, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all Confidential Information, documents, manuals and other materials specified by the other Party.

21.  Survival.  Sections 5.3 (except as expressly set forth therein) and 5.4 of
     --------
the body of the Agreement (and those sections specified therein), Sections 8 through 30 of this Exhibit, and any payment obligations accrued prior to termination or expiration will survive the completion, expiration, termination or cancellation of this Agreement.

22.  Entire Agreement.  This Agreement sets forth the entire agreement and
     ----------------
supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

23.  Amendment.  No change, amendment or modification of any provision of this
     ---------
Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least the same standing to the executive who signed the Agreement.

24.  Further Assurances.  Each Party will take such action (including, but not
     ------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

25.  Assignment.  With the exception of (a) an assignment or succession of
     ----------
interest relating solely to a change in jurisdiction of incorporation, or (b) a Change of Control (other than a Change of Control of SmartAge to an Interactive Service, which shall be governed by Section 5.7 of the main body of this Agreement): SmartAge will not assign this Agreement or any right, interest or benefit under this Agreement, without the prior written consent of AOL. In either instance, AOL's consent shall not be unreasonably withheld or delayed. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

26.  Construction; Severability.  In the event that any provision of this
     --------------------------
Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

27.  Remedies.  Except where otherwise specified, the rights and remedies
     --------
granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, SmartAge will be not entitled to offset any amounts that it claims to be due and payable from AOL against amounts otherwise payable by SmartAge to AOL.

28.  Applicable Law.  Except as otherwise expressly provided herein, this
     --------------
Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the State of New York except for its conflicts of laws principles.

29.  Export Controls.  Both Parties will adhere to all applicable laws,
     ---------------
regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any

CONFIDENTIAL

 30. proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

 31. Headings.  The captions and headings used in this Agreement are inserted
     --------
 for convenience only and will not affect the meaning or interpretation of this Agreement.

 32. Counterparts.  This Agreement may be executed in counterparts, each of
     ------------
 which will be deemed an original and all of which together will constitute one and the same document.


CONFIDENTIAL
------------

                                   EXHIBIT H
                                   ---------

                       Customization of Co-Branded Sites
                       ---------------------------------

Except as otherwise expressly stated in this Agreement, each distinct version of the Co-Branded Sites shall be designed as a "cul de sac" site containing no links outside of the Co-Branded Sites other than to (a) the applicable AOL business brand, (b) other AOL or third party Content determined by AOL, or (c) advertisements permitted under this Agreement. Except as otherwise expressly stated in this Agreement or as otherwise mutually agreed, SmartAge shall eliminate the use of "pop-up" windows, screens and similar types of functionality in connection with the display of advertising, promotions or sponsorships on the Co-Branded Sites. AOL shall have the right to change or modify its generally applicable design guideline templates and co-branding requirements during the Term, to conform to general changes made to the AOL Network or portions thereof. Such customization shall further include, without limitation:

       (i) the inclusion of an AOL (or its applicable affiliated business brand, e.g., CompuServe) co-branded toolbar, running the full width of the page, at the top and bottom of each page of the Co-Branded Sites, the parameters, specifications and format of which shall be determined by AOL, and such toolbar will, among other things, provide navigation back to the AOL Network, and shall contain an AOL search box (e.g., Netfind) and two (2) promotional spaces to be programmed by AOL);

       (ii) displaying a "C-frame" left-side menu bar on each page along the left side using the then-current navigation bar of the applicable AOL business brand;

       (iii) various additional co-branding elements to be specified, as AOL deems appropriate for consistency throughout the AOL Network and throughout AOL's network of merchant partners; and

       (iv) the creation of links in connection with communication services on the Co-Branded Sites to the corresponding or equivalent communication services or areas of the Co-Branded Sites of the appropriate AOL Property (e.g., chat from the Co-Branded Sites of the AOL Service will link to the chat area on the AOL Service).


CONFIDENTIAL

                                   EXHIBIT I

                  FORM OF RESTRICTED STOCK PURCHASE AGREEMENT






CONFIDENTIAL

                      RESTRICTED STOCK PURCHASE AGREEMENT
                      -----------------------------------

     RESTRICTED STOCK PURCHASE AGREEMENT (this "Agreement") entered into as of March __, 2000, by and among (i) SmartAge.com Corp., a Delaware corporation (the "Company"), and (ii) America Online, Inc. (the "Purchaser"). Certain capitalized terms used in this Agreement are defined in Exhibit A attached
                                                        ---------
hereto.

                                    RECITAL
                                    -------

     In consideration of the Purchaser's agreement to enter into that certain Interactive Marketing Agreement dated of even date herewith (the "Interactive Marketing Agreement"), by and between the Company and the Purchaser, and certain other services provided by Purchaser, the Company has agreed to issue to the Purchaser the securities specified herein, and the Purchaser is willing to acquire such securities, all on the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.   Authorization and Sale of the Common Shares.
          -------------------------------------------

          1.1  Authorization.  The Company has authorized the issuance and sale
               -------------
pursuant to the terms and conditions hereof of that number of shares of its common stock, par value, $0.0001 per share (the "Common Shares") as determined pursuant to Section 1.2 below.

          1.2  Issuance and Sale.  On the terms and subject to the conditions
               -----------------
hereof, at the Closing, the Company will issue and sell to the Purchaser, and the Purchaser will acquire from the Company, that number of Common Shares (the "Shares") equal to $2,000,000 divided by the Determined Price (as defined below). The Determined Price shall be the price per share at which the Company agrees to sell Shares to the underwriters in a Qualified Public Offering. Such price shall be set by the Pricing Committee of the Board of Directors of the Company after the registration statement filed with the Securities and Exchange Commission (the "SEC") in connection with such offering is declared effective by the SEC. Such determination by the Pricing Committee shall be referred to herein as the "Pricing." If the Pricing does not occur within nine months after the date hereof, the Determined Price shall be the greater of (1) the price per share paid by the Company's investors in the Company's most recently completed round of a Qualified Financing and (2) $3.396 per share (as adjusted for stock splits, dividends and the like). Examples of the operation of this Section 1.2 shall be set forth in Exhibit B below. For purposes of this Section 1.2 a Qualified Financing means a round of financing in which the lead investors are nationally recognized investment-banking, corporate investor or venture capital financing institutions or entities and in which such lead investors' investment in such financing round shall be at least $5,000,000.

     1.3  Stockholder Rights.  The Company will use its best efforts to provide
          ------------------
Purchaser with registration rights pursuant to the Amendment (the "Amendment") to the Second Amended and Restated Investors' Rights Agreement dated October 5, 1999 (the "Rights Agreement") by and among the Company and the Series A, Series B and Series C Preferred Stockholders, in the form attached as Exhibit B hereto,
                                                               ---------
within thirty (30) days of the date hereof. In the event that the Company has not made the Purchaser a party to the Rights Agreement within thirty (30) days of the date hereof, the Company shall prepare and present the Purchaser with a Registration Rights Agreement on substantially the same terms a Purchaser would receive in the event it became a party to the Rights Agreement as set forth in the Amendment. In the event that within thirty (30) days of the date hereof, the Company has not made the Purchaser a party to the Rights Agreement, or a Registration Rights Agreement with substantially the same terms as the terms of the Rights Agreement, the Purchaser that in lieu of the Shares, shall have the option to either (a) terminate the Interactive Marketing Agreement or (b) require the Company to pay to the Purchaser $2,000,000 in immediately available funds. The Company's maximum liability for breach of Section 1.3 shall in no case exceed $2,000,000.

     2.   Closing.
          -------

          2.1  Closing.  The closing (the "Closing") of the sale and acquisition
               -------
of the Common Shares under this Agreement shall take place at the offices of Pillsbury Madison & Sutro LLP, 2550 Hanover Street, Palo Alto, California the earlier of (a) immediately after the Pricing and (b) nine (9) months from the date hereof. The date of the Closing is hereinafter referred to as the "Closing Date."

          2.2  Deliveries.  At the Closing, the Company will deliver to the
               ----------
Purchaser certificates registered in the Purchaser's name representing the aggregate number of Common Shares issued and sold by the Company to the Purchaser, as determined pursuant to Sections 1.2 above. The parties shall also deliver all documents required to be delivered at the Closing pursuant to
Section 2.3 hereof.

          2.3  Conditions to Closing.
               ---------------------

               (a) Conditions to Obligations of the Purchaser. The obligations
                   ------------------------------------------
of the Purchaser to acquire Common Shares at the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Purchaser:

                  (i)  Representations and Warranties Correct; Performance of
                       ------------------------------------------------------
Obligations. The representations and warranties made by the Company in Section
-----------
3 hereof shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date, and the Company shall have performed all obligations, covenants and agreements herein required to be performed by it on or prior to the Closing.

                  (ii) Consents and Waivers. The Company shall have obtained any
                       --------------------
and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution, delivery and performance of this

Agreement and the Related Agreements), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement or any Related Agreement.

          (iii) Interactive Marketing Agreement.  The Interactive Marketing
                -------------------------------
Agreement shall have been executed and delivered by the Company.

          (iv)  Opinion of Company's Counsel.  The Purchaser shall have received
                ----------------------------
from Pillsbury Madison & Sutro LLP an opinion, dated the date hereof, substantially in the form attached hereto as Exhibit G.
                                             ---------

          (v)   Other Documents.  The Purchaser shall have received such other
                ---------------
certificates and documents as it shall have reasonably requested.

      (b) Conditions to Obligations of the Company.  The Company's
          ----------------------------------------
obligation to issue and sell the Common Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

          (i)   Representations and Warranties. The representations and
                ------------------------------
warranties made by the Purchaser in Section 4 hereof shall have been true and correct when made, and shall be true and correct on such Closing Date with the same force and effect as if they had been made on and as of such date.

          (ii)  Related Agreements. The Related Agreements shall have been
                ------------------
executed and delivered by the Purchaser and Purchaser shall have complied with all obligations thereunder which are to be complied with as of the Closing Date.

          (iii) Waiver. The Purchaser shall have executed and delivered to the
                ------
Company the Waiver of Registration Rights and Notice attached as Exhibit D
                                                                 ---------
hereto.

          (iv)  Valid Issuance of Shares; Consents.  The offering and sale of
                ----------------------------------
the Shares to Purchaser shall comply in all respects with all applicable state and federal securities laws and regulations, including those promulgated by the U.S. Securities and Exchange Commission ("SEC"). No consent, approval or authorization, which has not already been obtained, shall be required for the issuance of the Shares with respect thereto from the Board of Directors, the Company's Stockholders or any governmental agency, nor shall such issuance have been prohibited or enjoined.

          (v)   Waiver.  The Company's stockholders shall have waived any anti-
                ------
dilution rights or preemptive rights with respect to the Shares.

          (vi)  Lockup.  The Purchaser shall have executed and delivered to the
                ------
Company the Lockup Agreement in the form requested by Donaldson, Lufkin & Jenrette and attached hereto as Exhibit E.
                                ---------

          (vii) IPO Confirmation.  The Company shall have received
                ----------------
acknowledgement from its investment bankers, their counsel and the Company's counsel that the issuance of the Shares will not have an adverse impact on its initial public offering.

     In the event that Company fails to issue the Shares as a result of any of the conditions set forth in subsections (iv), (v) or (vii) of this Section 2.3 the Purchaser in lieu of the Shares, shall have the option to either (a) terminate the Interactive Marketing Agreement or (b) require the Company to pay to the Purchaser $2,000,000 in immediately available funds.

     3.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants that, except as set forth in the Schedule of Exceptions ("Schedule of Exceptions"), if any, attached to this Agreement as Exhibit F, the
                                                                  ---------
statements in the following paragraphs of this Section 3 are all true and complete:

          3.1  Organization, Good Standing and Qualification.  The Company has
               ---------------------------------------------
been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Rights Agreement, to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State of California and in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

          3.2  Due Authorization.  All corporate action on the part of the
               -----------------
Company's directors and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement, the authorization, issuance, reservation for issuance and delivery of all of the Shares being sold under this Agreement has been taken or will be taken prior to the Closing, and this Agreement constitutes, the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally; and
(ii) the effect of rules of law governing the availability of equitable remedies.

          3.3  Valid Issuance of Stock.  The Shares, when issued and paid for as
               -----------------------
provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and federal securities laws.

          3.4  No Violation of Existing Agreements.  Neither the execution and
               -----------------------------------
delivery of this Agreement or any Related Agreement nor the consummation of the transactions or performance of the Company's obligations contemplated hereby or thereby will conflict with, result in a material breach or violation of, or cause a default under, any provision of the Company's Certificate of Incorporation or Bylaws, each as is currently in effect, any instrument, contract or agreement that is material to the business of the Company or any judgment, writ, decree, order, law, statute, ordinance, rule or regulation applicable to the Company.

          3.5  Financial Statements.  The Company's unaudited balance sheet at
               --------------------
December 31, 1999 and the related statements of cash flows for the periods then ended (collec-tively, the "Financial Statements") (i) are or will be in accordance with the books and records of the Company, (ii) present or will present fairly the financial condition of the Company at such respective dates and the results of its cash flows for the periods therein specified, (iii) have been or will be prepared in accordance with the Company's accounting principles applied on a consistent basis and (iv) have been prepared in all material respects in accordance with GAAP. The Company has no liabilities or obligations in excess of $250,000, absolute or contingent, which are not shown or provided for in the Financial Statements, except liabilities or obligations incurred after December 31, 1999 in the ordinary course of business which, individually or in the aggregate, would not have a material adverse effect upon the business, operations or financial condition of the Company. Except as set forth in the Financial Statements, the Company is not a guarantor of any indebtedness of any other person, firm, or corporation. The Company maintains a system of accounting procedures that are designed to facilitate the preparation, on a consistent basis, of financial statements in accordance with the Company's accounting principles.

          3.6  Title to Property and Assets.  Except with respect to ownership
               ----------------------------
of Proprietary Assets, which is addressed in Section 3.7, the Company has good and marketable title to its properties and assets and has good title to its leasehold estates. The properties and assets the Company owns are owned by the Company free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. To the Company's knowledge, with respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          3.7  Status of Proprietary Assets.
               ----------------------------

          (a) Status.  To the Company's knowledge, the Company has full title
              ------
and ownership of, or is duly licensed under or otherwise authorized to use, all patents, patent applications, trademarks, service marks, trade names, copyrights, mask works, trade secrets, confidential and proprietary information, designs and proprietary rights (all of the foregoing collectively hereinafter referred to as the "Proprietary Assets"), necessary to enable it to carry on its business as now conducted by the Company without any conflict with or infringement of the rights of others. The Investors acknowledge that the Company currently has no patents, patent applications, registered copyrights or copyright applications.

          (b) Licenses; Other Agreements.  Other than in the ordinary course of
              --------------------------
the Company's business, the Company has not granted, and, to the Company's knowledge, there are not outstanding, any material options, licenses or agreements of any kind relating to any Proprietary Asset of the Company, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset other than in the ordinary course of the Company's business.

               (c)  Claims.  To the Company's knowledge, the Company is not
                    ------
infringing upon, violating or otherwise acting adverse to or, by conducting its business as presently proposed, would infringe upon or violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights or Proprietary Assets of any other person or entity.

               (d)  Employees.  The Company is not aware that any of its
                    ----------
employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any duties of the Company that would conflict with the Company's business. Neither the execution of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not have any collective bargaining agreement covering any of its employees. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees made prior to or outside the scope of their employment by the Company.

          3.8   Registration Rights.  Except as provided in the Rights
                -------------------
Agreement, the Company has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or any other governmental authority.

          3.9   Litigation.  There is no action, suit, proceeding, claim,
                ----------
arbitration or investigation ("Action") pending against the Company, its activities, properties or assets or, to the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Company currently pending or which the Company presently intends to initiate.

          3.10  No Brokers.  Neither the Company nor, to the Company's
                ----------
knowledge, any Company shareholder is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement.

          3.11  Disclosure.  The statements by the Company contained in this
                ----------
Agreement, the exhibits hereto, and the certificates and documents required to be delivered by the Company to the Purchaser under this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made.

          3.12  Securities Act.  Subject to the accuracy of the Purchaser's
                --------------
representations in Section 4 hereof, the offer, sale and issuance of the Common Shares in conformity with the terms of this Agreement constitutes a transaction exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and the qualification or registration requirements of any applicable securities laws as such laws exist on the date hereof.

     4.  Representations and Warranties of the Purchaser and Restrictions on
         -------------------------------------------------------------------
Transfer Imposed by the Securities Act of 1933 and Applicable State Securities
------------------------------------------------------------------------------
Laws.
----

          4.1  Representations and Warranties by the Purchaser.  The Purchaser
               -----------------------------------------------
represents and warrants to the Company as follows:

               (a) The Shares are being or will be acquired for the Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws.

               (b) The Purchaser understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof and have not been qualified under any state securities laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration thereunder, and (ii) the Company's reliance on such exemptions is predicated on the Purchaser's representations set forth herein. The Purchaser understands that the resale of the Common Shares may be restricted indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and registered under any state securities law or is exempt from such registration.

               (c) The Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Agreement, including a complete loss of the Purchaser's investment in the Shares.

               (d) The Purchaser has the full right, power and authority to enter into and perform the Purchaser's obligations under this Agreement and each Related Agreement, and this Agreement and each Related Agreement constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms.

               (e) No consent, approval or authorization of or designation, declaration or filing with any Governmental Body on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement or any Related Agreement.

          4.2  Legend.  Each certificate representing the Common Shares may be
               ------
endorsed with the following legends:

               (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT
(I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, OR (II) IN COMPLIANCE WITH RULE 144 OR (III) OTHERWISE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT.

               (b)  Any other legends required by applicable securities laws.

The Company may instruct its transfer agent not to register the transfer of the Common Shares, unless the conditions specified in the foregoing legends are satisfied.

               4.3  Removal of Legend and Transfer Restrictions.
                    -------------------------------------------

                    Any legend endorsed on a certificate pursuant to Section 4.2(a) and the stop transfer instructions with respect to such Common Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof (1) if such Common Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, or (2) if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act, and such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company to the effect that a sale, transfer or assignment of such Securities may be made without registration.

      5.  Miscellaneous.
          -------------

          5.1  Waivers and Amendments.  Neither this Agreement nor any provision
               ----------------------
hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection.

          5.2  "Market Stand-Off" Agreement.  Notwithstanding anything set forth
               ----------------------------
in the Rights Agreement, Purchaser hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities (as defined in the Rights Agreement) or other shares of stock of the Company then owned by such Purchaser at the time the registration statement is filed or thereafter (other than to donees or partners of the Purchaser who agree to be similarly bound or shares of Company stock purchased in the public market) for that number of days so designated by the Company or the underwriter following the effective date of a registration statement of the Company filed under the Securities Act until the later of (i) one hundred eighty (180) days after the effective date of the initial public offering ("IPO") registration statement, and (ii) the date of the ***); provided, however, in no event shall such period exceed two years.

          5.3  Sole Remedy.  In the event of a material breach of the
               -----------
representation of the Company set forth in Section 3.12 hereof, Purchaser shall be entitled to receive two million dollars ($2,000,000) in exchange for returning the Shares to the Company. The provisions of this Section 5.3 shall be the sole and exclusive remedy for Purchaser in the event of a breach of the representation set forth in Section 3.12.

          5.4  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of New York without regards to the principles of conflicts of laws thereof.

          5.5  Survival.  The covenants and agreements made herein shall survive
               --------
the execution of this Agreement and the Closing of the transactions contemplated hereby.

*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.6  Successors and Assigns.  Except as otherwise expressly provided herein and
     ----------------------
subject to the Related Agreements and applicable law, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          5.7  Entire Agreement.  This Agreement, the Related Agreements and
               ----------------
other exhibits to this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          5.8  Notices, etc.  All notices, requests and other communications
               ------------
hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid, to the address or facsimile number (as the case may be) listed for each such party below such party's signature page hereto or, if any party shall have designated a different address or facsimile number by notice to the other parties given as provided above, then to the last address or facsimile number so designated.

          5.9  Separability.  In case any provision of this Agreement shall be
               ------------
declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          5.10  Expenses.  Each of the parties shall bear its respective
                --------
expenses and legal fees incurred with respect to this Agreement, each of the Related Agreements and the transactions contemplated hereby and thereby.

          5.11  Titles and Subtitles.  The titles of the paragraphs and
                --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          5.12  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The Purchaser shall be deemed to have executed and delivered this Agreement if it transmits to the Company or its counsel a facsimile copy of a signed signature page hereof, in which case the Purchaser shall promptly thereafter deliver to the Company a hard copy of a signed counterpart of this Agreement.

          5.13  Publicity.  Neither party to this Agreement shall issue any
                ---------
press release or otherwise make any public announcement or disclosure with respect to this Agreement, any of the Related Agreements or any of the transactions contemplated hereby or thereby without the prior written consent of the other party, unless such disclosure is required by applicable law.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

                                SMARTAGE.COM CORP.



                                By:          /s/ William Lohge
                                    --------------------------------------
                                Name:
                                      ------------------------------------
                                Title:
                                       -----------------------------------


                                Address for Notice:
                                        303 Second Street, 5/th/ Floor
                                  ----------------------------------------
                                          San Francisco, CA 94107
                                  ----------------------------------------
                                Facsimile No.:       (415) 343-4704
                                               ---------------------------
                                Attn:    General Counsel - Legal Dept.
                                      ------------------------------------

                                With a copy to:
                                PILLSBURY MADISON & SUTRO LLP
                                2550 Hanover Street
                                Palo Alto, CA 94304
                                Facsimile No.: (650) 233-4545
                                Attn:  Allison Leopold Tilley



                                AMERICA ONLINE, INC.



                                By: /s/ David M. Colburn
                                    --------------------------------------
                                Name:   David M. Colburn
                                      ------------------------------------
                                Title:  President, Business Affairs
                                       -----------------------------------

                                Address for Notice:
                                22000 AOL Way
                                ------------------------------------------
                                Dulles, VA 20166
                                ------------------------------------------
                                Facsimile No.: 703-265-1206
                                               ---------------------------
                                Attn: Senior VP for Business Affairs
                                      ------------------------------------

                                With a copy to:
                                America Online, Inc.
                                ------------------------------------------
                                22000 AOL Way
                                ------------------------------------------
                                Dulles, VA 20166
                                ------------------------------------------
                                Facsimile No.: 703-265-1105
                                               ---------------------------
                                Attn: Deputy General Counsel
                                      ------------------------------------

                                   EXHIBIT A
                                   ---------

                              CERTAIN DEFINITIONS
                              -------------------

     For purposes of the Agreement to which this Exhibit A is attached, the following terms have the following meanings:

      "Common Stock" means the common stock, par value $0.0001 per share, of the Company.

      "GAAP" means United States generally accepted accounting principles consistently applied.

      "Governmental Body" means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;
(b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

      "Material Adverse Change" means a change which would have a Material Adverse Effect.

      "Material Adverse Effect." An event, violation or other matter will be deemed to have a "Material Adverse Effect" on the Company if such event, violation or other matter would be material in impact or amount to the Company's business, intellectual property rights or condition, or, taken as a whole, its assets, liabilities, operations, or financial performance.

      "Person" means any individual, entity or Governmental Body.

      "Pricing" shall have the meaning set forth in Section 1.2.

      "Proprietary Asset" means: (a) any patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; and (b) any right to use or exploit any of the foregoing.

      "Qualified Public Offering" shall refer to an underwritten registered public offering of the Company's securities with expected net proceeds to the Company of at least $50,000,000.

      "Related Agreements" means (a) the Amendment to the Rights Agreement in the form attached as Exhibit B to the Agreement; (b) the Interactive Marketing
                     ---------
Agreement; (c) the Waiver of Registration Rights and Notice Agreement; (d) the Lockup Agreement; and (e) any other agreement or document entered into by any of the parties in connection with the Agreement or any of the transactions contemplated thereby.

                                   EXHIBIT B
                                   ---------

    AMENDMENT TO THE SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
    ------------------------------------------------------------------------

                              SMARTAGE.COM CORP.

                               AMENDMENT TO THE

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     THIS AMENDMENT TO THE SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Amendment") is made and entered into as of the ____ day of March, 2000 by and among SMARTAGE.COM CORP., a Delaware corporation (the
                         ------------------
"Company"), and the signatories hereto.

     RECITALS:

     A. The Company and certain of the signatories hereto entered into that certain Second Amended and Restated Investors' Rights Agreement (the "Rights Agreement") dated as of October 5, 1999.

     B. Pursuant to Section 5.2 of the Rights Agreement such Agreement can be amended with the consent of the Company, certain of the founders and the holders of sixty percent of the Registrable Securities (as defined in the Rights Agreement).

     C. The Company has entered into that certain Interactive Marketing Agreement between the Company and America Online, Inc., a Delaware Corporation ("AOL") as of even date hereof and as a condition thereof the Company agreed to make AOL a party to the Rights Agreement with respect to certain provisions.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and other due and valid consideration, the parties hereto agree as follows:

     1. The parties hereto agree that the definition of Registrable Securities set forth in Section 2.1(b) of the Rights Agreement be deleted in its entirety and replaced with the following:

     "Registrable Securities.  The term "Registrable Securities" means:  (1) all
      ----------------------             ----------------------
     the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A Stock issued under the Series A Agreement or any shares of Series B Stock issued under the Series B Agreement or any shares of Series C Stock issued under the Series C Agreement, as such agreement may hereafter be amended from time to time that are now owned or may hereafter be acquired by any Investor or any Investor's successors and permitted assigns; (2) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series C Stock issued upon exercise of any warrants, that are now owned or may be hereafter acquired by an Investor or any Investor's successors or permitted assigns; (3) the shares of Common Stock now held by the Founders and set forth in Exhibit B attached hereto (the "Founders' Shares"); (4)
                      ---------                       ----------------
     the shares of Common Stock issued or issuable to America Online, Inc., a Delaware corporation

     ("AOL") pursuant to that certain Interactive Marketing Agreement entered into between the Company and AOL, dated as of March __, 2000; and (5) any shares of Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (1), (2), (3) or (4) of this subsection (b); provided that Registrable Securities shall not, however, include any shares that formerly were Registrable Securities and that (a) have been sold or transferred by a person or entity in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement, (b) have been sold or transferred to the public pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144") or (c) may, within a 90-day
                                          --------
     period, be sold to the public without volume restrictions pursuant to Rule 144 unless the Holder of such shares holds more than 5% of the outstanding shares of Common Stock of the Company."

     2. Section 5.2 of the Rights Agreement is deleted in its entirety and replaced by the following:

     "5.2  Amendment of Rights.  Subject to Section 2.12 and 5.3, any provision
           -------------------
     of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and sixty percent (60%) of the shares of the then outstanding Registrable Series A Stock, Registrable Series B Stock, Registrable Series C Stock and Registrable Securities held by AOL, voting collectively as a separate class, and a majority of the shares of the then outstanding Common Stock held by any two or more Founders. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon each Investor, each Founder, each Holder, each permitted successor or assignee of such Investor or Holder and the Company."

     3. The undersigned agree that AOL is hereby included as an "Investor" in the List of Investors, attached to the Rights Agreement as Exhibit A.
                                                           ---------

     4. The Company and the undersigned hereby agree that AOL shall become a party to the Rights Agreement for purposes of Sections 1, 2 (excluding Section 2.2), 3, 5.2, 6 and 8 only; provided that, for purposes of Section 1, AOL shall have the same rights and obligations as the Holders of 53,333 shares of Series A Preferred Stock, and for the purposes of Section 2.3, AOL shall have the same rights and obligations as the Holders of Registrable Series A Stock. By execution of this Amendment AOL agrees to become a party to and be bound by the provisions of the Rights Agreement with respect to such Sections and to abide by the terms of the Rights Agreement.

     5. Except as modified by this Amendment, all other terms and conditions in the Rights Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof.

     6. This Amendment will take effect immediately upon the execution hereof by the Company, AOL and the holders of the requisite number of securities as set forth in the Rights Agreement.

     7. This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                              SMARTAGE.COM CORP.



                              By
                                 --------------------------------------
                                              Brian McGee
                                       Vice President of Finance


                              AMERICA ONLINE, INC.



                              By
                                 --------------------------------------

                              INVESTORS
                              ---------

                              SOFTBANK CAPITAL PARTNERS, LP



                              By
                                 --------------------------------------
                              Title
                                    -----------------------------------


                              SOFTBANK CAPITAL ADVISORS FUND, LP



                              By
                                 --------------------------------------
                              Title
                                    -----------------------------------

                              ACCEL VI L.P.

                              By: Accel VI Associates L.L.C.
                                  Its general partner



                              By
                                 --------------------------------------
                                            Managing Member


                              ACCEL INTERNET FUND II L.P.

                              By: Accel Internet Fund II Associates L.L.C.
                                  Its general partner



                              By
                                 --------------------------------------
                                            Managing Member


                              ACCEL KEIRETSU VI L.P.

                              By: Accel Keiretsu VI Associates L.L.C.
                                  Its general partner



                              By
                                 --------------------------------------
                                            Managing Member


                              ACCEL INVESTORS `98 L.P.



                              By
                                 --------------------------------------
                                           General Partner

                              EL DORADO VENTURES IV, LP



                              By
                                 --------------------------------------
                                           General Partner


                              EL DORADO TECHNOLOGY 98



                              By
                                 --------------------------------------
                                           General Partner


                              INTEGRAL CAPITAL PARTNERS IV L.P.



                              By
                                 --------------------------------------
                                           General Partner


                              INTEGRAL CAPITAL PARTNERS IV MS SIDE FUND



                              By
                                 --------------------------------------
                                           General Partner


                              VECTOR CAPITAL LP.

                              By: VECTOR CAPITAL PARTNERS L.L.C.
                                  Its General Partner



                              By
                                 --------------------------------------
                                     Alex Slusky, Managing Member

                              WONDERSTAR INVESTMENTS, INC.



                              By
                                 --------------------------------------
                                             Michael Leeds



                                  --------------------------------------
                                             Stephen Grant



                                  --------------------------------------
                                             Anne-Marie Grant



                                  --------------------------------------
                                              Daniel Lynch



                                  --------------------------------------
                                             Roland Pieper



                                  --------------------------------------
                                             Benjamin Rosen


                              VIRANI FAMILY 1993 REVOCABLE TRUST



                              By
                                 --------------------------------------
                                                Trustee



                                  --------------------------------------
                                              Vinton Cerf

                                  --------------------------------------
                                              Sigrid Cerf



                                 --------------------------------------
                                              Albert Wu



                                  --------------------------------------
                                              William Lohse



                                  --------------------------------------
                                               John Thomsen



                                  --------------------------------------
                                              Erica Thomsen

                                   EXHIBIT C
                                   ---------

                     EXAMPLES OF OPERATION OF SECTION 1.2
                     ------------------------------------

Example 1
---------

        Pricing Committee of the Company's Board of Directors sets price at $20. Purchaser receives 100,000 Shares.

Example 2
---------

        Pricing Committee of the Company's Board of Directors sets price at $10. Purchaser receives 200,000 Shares.

Example 1
---------

        Pricing Committee of the Company's Board of Directors sets price at $15. Purchaser receives 133,333 Shares.

                                   EXHIBIT D

                   Waiver of Registration Rights and Notice

SmartAge.com Corp.
c/o Bradley Johnsen
Pillsbury Madison & Sutro LLP
2550 Hanover Street
Palo Alto, CA 94304
Facsimile: (650) 233-4545

Ladies and Gentlemen:

     The undersigned has been informed of a proposed public offering of shares of Common Stock of SmartAge.com Corp., a Delaware corporation (the "Company") pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the "Offering").

     The undersigned, as to all of the securities of the Company owned now or acquired in the future, hereby waives his, her, or its registration rights, if any (including, without limitation, any registration rights pursuant to that certain Second Amended and Restated Investors' Rights Agreement, dated October 5, 1999, by and among the Company and the parties named therein (including any amendments thereto, the "Rights Agreement"), with respect to the Offering and waives the Company's obligation to comply with any and all notice requirements, including, without limitation, the notice requirements of the Agreement, in connection with the Offering.

Dated: March ___, 2000                    ---------------------------------
                                               Print Stockholder Name


                                          By:
                                              -----------------------------
                                                      (signature)


                                          ---------------------------------
                                               Name of person signing
                                                   (please print)


                                          Title:
                                                 --------------------------
                                                      (if applicable)

                                   EXHIBIT E
                                   ---------

                                  DLJ Lockup

February 23, 2000


SmartAge.com Corp.
3450 California Street
San Francisco, California  94118

Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
U.S. Bancorp Piper Jaffray
DLJdirect, Inc.
c/o Donaldson, Lufkin & Jenrette Securities Corporation
    277 Park Avenue
    New York, New York 10172

Dear Sirs:

         The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, U.S. Bancorp Piper Jaffray and DLJdirect, Inc., as Representatives of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with SmartAge.com Corp. (the "Company"), providing for the initial public offering (the "Initial Public Offering") of common stock, par value $.0001 per share (the "Common Stock"), of the Company.

         To induce the Underwriters that may participate in the Initial Public Offering to continue their efforts in connection with the Initial Public Offering, the undersigned, from the date hereof and until the later of (i) and through the end of the 180-day period after the date of the final prospectus relating to the Initial Public Offering (the "Final Prospectus") and (ii) the date of the ***; provided, however, in no event shall such period exceed two years:

          (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) (collectively, "Company Securities") or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the

*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

ownership of any Company Securities (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Company Securities, in cash or otherwise), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated;

          (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any Company Securities, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated; and

          (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any Company Securities for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities;

provided further, that the in the event the *** has occurred, restrictions in clause (i) above shall cease to apply to (A) 25% of the Company Securities beneficially owned by the undersigned on the date of the Final Prospectus upon the later to occur of (I) the end of the 90-day period after the date of the Final Prospectus or (II) the second trading day following the first public release of the Company's quarterly results after the date of the Final Prospectus, and (B) an additional 25% of the Company Securities beneficially owned by the undersigned on the date of the Final Prospectus, upon the end of the 135-day period after the date of the Final Prospectus if, in the case of both clauses (A) and (B), (X) the reported last sale price of the Common Stock on the Nasdaq National Market is at least twice the price per share in the Initial Public Offering for 20 of the 30 trading days ending on (a) in the case of clause (A) above, the later of (1) the last trading day of the 90-day period after the date of the Final Prospectus or (2) the second trading day following the first public release of the Company's quarterly results after the date of the Final Prospectus and (b) in the case of clause (B) above, the last trading day of the 135-day period after the date of the Final Prospectus and (Y) the undersigned is not, and has not been since the date of the Final Prospectus, an officer, director or affiliate of the Company; provided further, that the undersigned agrees to give Donaldson Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Company written notice three business days prior to taking any of the actions set forth in clause (i) above pursuant to the preceding proviso and to execute any such action only through Donaldson Lufkin & Jenrette Securities Corporation or any of its affiliates acting as broker, unless otherwise agreed in writing by Donaldson Lufkin & Jenrette Securities Corporation. Furthermore, the provisions of the preceding proviso regarding the cessation of the restrictions in clause (i) above shall not apply to any Company Securities received by any securityholder as a result of a gift or transfer permitted pursuant to the following paragraph.

     Notwithstanding the foregoing, this Lock-Up Agreement shall not apply to
(1) a bona fide gift or gifts, provided that the donee or donees thereof agree in writing with the Under-

*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

writers to be bound by the terms of this Lock-Up Agreement, (2) a transfer to any trust for the benefit of the undersigned or the undersigned's immediate family, provided that the trustee of the trust, as applicable, agrees with the Underwriters in writing, on behalf of the trust, to be bound by the terms of this Lock-Up Agreement or (3) shares of Common Stock purchased on the Nasdaq National Market or as part of a directed share program, provided that the undersigned is not an officer, director or affiliate of the Company.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

     Notwithstanding the foregoing, this agreement shall lapse and become null and void on the earlier of: (i) November 30, 2000 if the Initial Public Offering has not been consummated on or before November 30, 2000; (ii) the date that the Company informs the Underwriters in writing that the Company does not intend to proceed with the Initial Public Offering; or (iii) the date that the Underwriters inform the Company in writing that the Underwriters do not intend to proceed with the Initial Public Offering.

                                Very truly yours,

                                AMERICA ONLINE, INC.


                                      --------------------------------------
                                Name:  David M. Colburn

                                Address: 22000 AOL Way
                                         Dulles, VA 20166

Social Security or Taxpayer Identification No.:


 Number of shares of Common Stock owned:


 Certificate Numbers:


 Number and name of securities that are convertible into, or exercisable or exchangeable for, Common Stock:




 Number of shares of Common Stock issuable upon conversion, exercise or exchange of such securities:



 Certificate Numbers:

                                                        Confidential Information
                                   EXHIBIT F
                                   ---------

                             SCHEDULE OF EXCEPTIONS
                             ----------------------

                            Series C Preferred Stock

     Any disclosures made under one section of this Schedule of Exceptions may apply to and/or qualify disclosures made under one or more other sections. Section headings are provided for convenience only. Unless otherwise defined, any capitalized terms in this Schedule of Exceptions shall have the same meanings assigned to such terms in this Restricted Stock Purchase Agreement (the "Agreement"), including without limitations, the Waiver of Registration Rights
 ---------
(the "Waiver") and the Second Amended and Restated Investors' Rights Agreement (the "Rights Agreement"). Except as otherwise noted below, the Purchaser has been provided with the documents, agreements and other materials referred to herein and is deemed to have knowledge of the terms and conditions of such documents, agreements and materials. Nothing in this Schedule of Exceptions constitutes an admission of any liability or obligation of the Company to any third party, nor an admission against the Company's interests.

Section 3.1:
-----------

     The Company currently maintains offices in San Francisco, California, Charlotte, North Carolina and New York, New York. The Company also lists a mailing address in Glenbrook, Nevada. The Company has one employee that works and resides in Illinois, one employee that works and resides in Massachusetts and one employee that works and resides in Kentucky. The Company is not qualified to transact business in states other than California, North Carolina Kentucky, Massachusetts, Oregon, Georgia and Nevada. The Company does not have a business license or city/county permit in any jurisdiction mentioned in this paragraph. The Company has filed and is in the process of completing the necessary paperwork for qualification of the Company's business in the following
States: New York and Illinois.

Section 3.5
-----------

     The Company has no other material expenses other than the ones related to
(a) the company's first underwritten public offering; (b) cost of relocation of the Company's headquarters; (c) payment of premiums for Director, Officer and Employee insurance; (d) cost of advertising and promotional campaigns; and (e) cost related to the creation of Japanese Joint Venture.

Section 3.6:
------------

     The Company does not have any registered patents, copyrights, or any pending patent or copyright applications. The Company received a federal trademark registration for "SmartClicks" from the United States Patent & Trademark Office (the "PTO"). In addition, the

                                                        Confidential Information

Company has filed with the PTO an intent-to-use trademark application on June 22, 1998 for the mark "SmartAge," an intent-to-use trademark application on March 5, 1999 for the mark "SmartAge.com," and an intent-to-use trademark application on April 12, 1999 for the mark "Corner Office." No other trademark applications have been filed. The Company is also using the marks "SmartAge Media Buyer," "SmartAge Business Success Packs," "SmartAge Submit," "SmartAge SiteRank," "SmartAge SiteWatch," "SmartAge SmartOpps," "SmartAge SmartStarters," and "SmartAge Banner Studio," for which the Company may have acquired certain common law rights, and which may be subject to challenge by other companies/third parties.

     The Company is a party to various marketing/services agreements under which the Company has granted to third parties the right to promote the Company and/or its products or services using the phrase, "Powered by SmartAge" or similar phrases. These agreements generally provide that such third parties may use the Company's name, brands, trademarks or other such identifying marks, and that the use of any such Company identifying marks is conditioned on the prior written consent of the Company.

     The Company has become aware that one of its employees, Irit Spitalnik (the director of ad sales), has executed a non-compete covenant in favor of her former employer, DoubleClick Inc., which under its terms expires one year after termination of employment. Ms. Spitalnik has advised the Company that she left the employ of DoubleClick, Inc. in December 1998. The Company has received a verbal release from the CEO of DoubleClick, Inc. for Ms. Spitalnik from the non-compete agreement (but has not yet requested or received a written release from DoubleClick, Inc.)

Section 3.6:
------------

     The Company currently leases office space in San Francisco, California and Charlotte, North Carolina, pursuant to the terms of the following lease agreements: (i) that certain Lease Agreement between the Company (as subtenant) and the Juvenile Diabetes Foundation International (as sublessor) dated as of March 17, 1998, with a term of two (2) years and a current monthly rent of $1,794 (which varies over the term of the lease); (ii) that certain Office Lease between the Company and Western Investment Real Estate Trust dated as of August 8, 1998, with a term of five (5) years and a current monthly rent of $9,900 (which varies over the term of the lease); (iii) that certain Lease Agreement between the Company and FSP Park Seneca Limited Partnership dated as of February 13, 1998, and a subsequent amendment thereto, with a term of three (3) years and a current monthly rent of $4,127 (which varies over the term of the lease); (iv) that certain Lease Agreement between Company and The Canada Life Assurance Company dated as of August 12, 1999, with a term of six (6) months and a monthly rent of approximately $6,549; and (v) that certain Office Lease Agreement between the Company and The Equitable Life Assurance Society of the United States dated as of August 10, 1999, with a term of five (5) years and a monthly rent of $69,003 (which varies over the term of the lease) commencing on or about April 1, 2000. Such Lease Agreement will be amended this month of November, 1999, whereas the monthly rent will be increased to $133,493 per month. William and Victoria Lohse have provided personal guarantees in connection with the leases itemized

                                                        Confidential Information

under (i) and (ii) above. The Company is scheduled to relocate its headquarters on or about April 1, 2000 at the 303 2nd Street address, in San Francisco, California.

     The Company recently entered into a Lease Agreement with The Rotunda Building commencing on March 1, 2000 with a term of six years until February 28, 2006 and a monthly rent of approximately $ 3,118.00.

     The Company also has entered into an Executive Office Services Agreement dated as of March 9, 1999 by and between the Company and Virgo Business Centers L.L.C. (as lessor), under which the Company has leased certain office space in New York beginning April 1, 1999 for an initial term of six (6) months until September 30, 1999, and automatically renewing for additional six (6) month periods unless terminated. Monthly lease payments under this lease are approximately $2,000. The Company also leases a corporate apartment in Sausalito, California for use by William Lohse, an officer and director of the Company. The lease agreement is between VBM Corp., as lessor, and William Lohse as lessee. The monthly rental payment on this corporate apartment is approximately $5,000. The Company expects that Mr. Lohse will assign and delegate his rights and obligations under this lease to the Company, and the Company will assume such obligations, shortly after the Closing.

     On November 1, 1999 the Company entered into a five (5) month lease with Y. Clement Shek and Lisa Shekending and ending on March 30, 2000. Monthly payments under this lease are approximately $4,820.00.

     On February 9, 2000 the Company entered into a two (2) month lease with KBS Properties LLC and ending on April 10, 2000. Monthly payments under this lease are approximately $23,750.

     The Company has entered into an Agreement for Irrevocable Standby Letter of Credit and Security Agreement (collectively, the "Letter of Credit") dated July 22, 1999, with Union Bank of California pursuant to the requirements of the Company's lease with The Equitable Life Assurance Society of the United States, described above. The Letter of Credit automatically renews for one (1) year periods, unless terminated, with a final expiration date of January 30, 2005. Under the Letter of Credit, the Company deposited $977,543 as security and recently increased the amount to $1,300,000, with interest accruing to the Company. This deposit requirement automatically decreases over the term of the agreement. Additionally the Company has recently entered into an Agreement for Irrevocable Standby Letter of Credit and Security Agreement for that property located at 4201 Congress St, Charlotte, NC 28209, The Rotunda Building in the amount of approximately $637,564.

Section 3.8
-----------

     In July 1998, the Company issued a warrant to Lycos, Inc. ("Lycos") which was amended in March 1999, to purchase an aggregate of 1,092,159 shares of our Series A preferred stock at an exercise price of $0.9375 per share. This warrant expires in July 2002. Pursuant to the term of this warrant, Lycos was granted certain registration rights in connection with S-3 registration.

                                                        Confidential Information

Section 3.9:
------------

     On June 9, 1999, Internet Finance Corporation ("IFC") filed a Demand for Arbitration with the American Arbitration Association in San Francisco, Arbitration No. 74-117-0822-99. The Demand alleges breach of contract, breach of express warranty, negligence, specific performance, fraud in the inducement, unconscionable contract, failure of essential purpose of remedy, injunctive relief, and intentional misrepresentation. On July 21, 1999 SmartAge filed an answer and Counterclaim against IFC. On January 25, 2000 a five-day arbitration hearing was conducted which concluded on February 1, 2000. On February 11, 2000 IFC filed a post-arbitration brief requesting $243,000 in what IFC called "compensatory" damages; $2,143,000 for lost valuation; $1,000,000 in punitive damages; and injunctive relief. The Company filed a brief on February 22, 2000. IFC responded on March 6, 2000.

                                   EXHIBIT G
                                   ---------

                               OPINION OF COUNSEL
                               ------------------

                      [PILLSBURY MADISON & SUTRO LLP LOGO]

                              __________________, 2000

America Online, Inc.
________________
________________
Attn: __________

     Re:  SmartAge.com Corp. - Sale of Common Stock

Ladies and Gentlemen:

     We have acted as counsel for SmartAge.com Corp., a Delaware corporation (the "Company") in connection with the Restricted Stock Purchase Agreement dated as of March __, 2000 (the "Purchase Agreement"), by and among the Company and America Online, Inc. ("AOL"). This letter is provided to you in satisfaction of the requirement set forth in Section 2.3(a)(iv) of the Purchase Agreement. The Purchase Agreement provides, among other things, for the sale and purchase of shares of the Company's Common Stock (the "Common Stock"). Terms not otherwise defined herein have the meanings given to them in the Purchase Agreement.

     In connection with the foregoing, we have examined the Purchase Agreement, the Schedule of Exceptions to the Purchase Agreement, the Amendment to the Second Amended and Restated Investors' Rights Agreement (the "Rights Agreement Amendment"), records of proceedings of the directors and stockholders of the Company, the Amended and Restated Certificate of Incorporation (the "Restated Certificate") and Bylaws of the Company, certificates of officers of the Company and public officials, and such other documentation as we have deemed necessary or advisable in order to render the opinions expressed herein. As to questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certificates of officers of the Company.

     Based upon the foregoing and except as set forth on the Schedule of Exceptions to the Purchase Agreement, it is our opinion that:

     1. The Company has been duly incorporated and organized, is validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own and operate its property and assets and to conduct its business as it is currently being conducted. The Company is qualified to do business as a foreign corporation in California North Carolina, Kentucky, Nevada, Oregon, Georgia and Massachusetts.

America Online, Inc.
__________, 2000
Page 2


     2. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Interactive Marketing Agreement (the "Marketing Agreement") and the Rights Agreement Amendment (collectively, the "Agreements"), to sell, issue and deliver the Common Stock pursuant to the Purchase Agreement, and to carry out and perform its obligations under the terms of the Agreements.

     3. The Common Stock, when issued in accordance with the Company's Restated Certificate and the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable.

     4. The Agreements have been duly and validly authorized, executed and delivered by the Company, constitute legal, valid and binding agreements of the Company, and are enforceable against the Company in accordance with their respective terms.

     5. The execution, delivery and performance of the Agreements by the Company do not and the issuance of the shares of Common Stock pursuant thereto will not, violate any provision of the Company's Restated Certificate or Bylaws, and do not violate or contravene (i) any governmental statute, rule or regulation applicable to the Company, (ii) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, or (iii) any contract of which we are aware to which the Company is a party or by which the Company is bound, existing on the date hereof, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

     6. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any state or federal regulatory authority or governmental body in the United States required for the consummation by the Company of the transactions contemplated by the Purchase Agreement, have been made or obtained, except for filings such as may be required to be filed pursuant to applicable federal and state securities laws subsequent to the consummation of the transactions contemplated by the Purchase Agreement.

     The foregoing opinions are subject to the following qualifications:

     Our opinion in paragraph 1 as to the good standing of the Company under the laws of the states of Delaware, California, North Carolina, Kentucky, Nevada, Oregon, Georgia and Massachusetts is based solely upon a review of certificates of good standing from such States.

     Our opinion in paragraph 3 above is subject to and limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally; (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (iii) the effect of applicable court decisions, invoking statutes or principles of equity, which have

America Online, Inc.
__________, 2000
Page 3

held that certain covenants and provisions of agreements are unenforceable where the breach of such covenants or provisions imposes restrictions or burdens upon a party and it cannot be demonstrated that the enforcement of such restrictions or burdens is necessary for the protection of the other party. We also express no opinion as to the enforceability of the provisions of the Second Amended and Restated Investors' Rights Agreement purporting to provide for indemnification and contribution, to the extent that enforcement thereof may be limited by public policy or otherwise.

     We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as photostatic or telecopied originals, the legal capacity of all natural persons.

     We draw your attention to the fact that we have not represented the Company prior to August 1999. Furthermore, we have never acted as the Company's transfer agent for its stock and other securities.

     In rendering the opinion in paragraph 4 above, we have assumed that the governing law (exclusive of California laws relating to conflicts of laws) of each such material contracts is California law. We have not reviewed, however, the covenants, if any, in any of such material contracts that contain financial ratios and other similar financial restrictions, and no opinion is provided with respect thereto.

     This opinion is limited in all respects to matters governed by the laws of the State of California, the General Corporation Law, as amended, of the State of Delaware and the laws of the United States, and we express no opinion concerning the laws or regulations of any other jurisdiction or jurisdictions. We express no opinion as to the effect on the transaction of the antitrust laws of California, Delaware or the United States. We express no opinion regarding the compliance with the laws of any other states other than Delaware and California in which offers or sales of Purchased Shares are made or deemed under the laws of such states to have been made.

     We assume that you know of no agreements, understandings or negotiations between the parties not set forth in the Agreements that would modify the terms or rights and obligations of the parties thereunder.

     Whenever a statement herein is qualified by "to our knowledge," "we are not aware" or similar phrase, it indicates that in the course of our representation of the Company no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the attorneys in this firm principally responsible for handling current matters for the Company. We have not made any independent investigation to determine the accuracy of such statement, except as expressly described herein.

America Online, Inc.
__________, 2000
Page 4

     This opinion is being delivered to you by us as counsel to the Company in connection with the transaction described above and may not be delivered to or relied upon by any other person without our express written approval.

                                Very truly yours,

                                                                  EXECUTION COPY

                                   EXHIBIT J


                     AMENDMENT TO INVESTOR RIGHTS AGREEMENT

CONFIDENTIAL

                               SMARTAGE.COM CORP.

                                AMENDMENT TO THE

                          SECOND AMENDED AND RESTATED

                          INVESTORS' RIGHTS AGREEMENT

     THIS AMENDMENT TO THE SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Amendment") is made and entered into as of the ____ day of March, 2000 by and among SMARTAGE.COM CORP., a Delaware corporation (the
                         ------------------
"Company"), and the signatories hereto.

     RECITALS:

     A. The Company and certain of the signatories hereto entered into that certain Second Amended and Restated Investors' Rights Agreement (the "Rights Agreement") dated as of October 5, 1999.

     B. Pursuant to Section 5.2 of the Rights Agreement such Agreement can be amended with the consent of the Company, certain of the founders and the holders of sixty percent of the Registrable Securities (as defined in the Rights Agreement).

     C. The Company has entered into that certain Interactive Marketing Agreement between the Company and America Online, Inc., a Delaware Corporation ("AOL") as of even date hereof and as a condition thereof the Company agreed to make AOL a party to the Rights Agreement with respect to certain provisions.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and other due and valid consideration, the parties hereto agree as follows:

     1. The parties hereto agree that the definition of Registrable Securities set forth in Section 2.1(b) of the Rights Agreement be deleted in its entirety and replaced with the following:

     "Registrable Securities.  The term "Registrable Securities" means:  (1) all
      ----------------------             ----------------------
     the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A Stock issued under the Series A Agreement or any shares of Series B Stock issued under the Series B Agreement or any shares of Series C Stock issued under the Series C Agreement, as such agreement may hereafter be amended from time to time that are now owned or may hereafter be acquired by any Investor or any Investor's successors and permitted assigns; (2) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series C Stock issued upon exercise of any warrants, that are now owned or may be hereafter acquired by an Investor or any Investor's successors or permitted assigns; (3) the shares of Common Stock now held by the Founders and set forth in Exhibit B attached hereto (the "Founders' Shares"); (4)
                      ---------                       ----------------
     the shares of Common Stock issued or issuable to America Online, Inc., a Delaware corporation

     ("AOL") pursuant to that certain Interactive Marketing Agreement entered into between the Company and AOL, dated as of March __, 2000; and (5) any shares of Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (1), (2), (3) or (4) of this subsection (b); provided that Registrable Securities shall not, however, include any shares that formerly were Registrable Securities and that (a) have been sold or transferred by a person or entity in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement, (b) have been sold or transferred to the public pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144") or (c) may, within a 90-day
                                          --------
     period, be sold to the public without volume restrictions pursuant to Rule 144 unless the Holder of such shares holds more than 5% of the outstanding shares of Common Stock of the Company."

     2. Section 5.2 of the Rights Agreement is deleted in its entirety and replaced by the following:

     "5.2  Amendment of Rights.  Subject to Section 2.12 and 5.3, any provision
           -------------------
     of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and sixty percent (60%) of the shares of the then outstanding Registrable Series A Stock, Registrable Series B Stock, Registrable Series C Stock and Registrable Securities held by AOL, voting collectively as a separate class, and a majority of the shares of the then outstanding Common Stock held by any two or more Founders. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon each Investor, each Founder, each Holder, each permitted successor or assignee of such Investor or Holder and the Company."

     3. The undersigned agree that AOL is hereby included as an "Investor" in the List of Investors, attached to the Rights Agreement as Exhibit A.
                                                           ---------

     4. The Company and the undersigned hereby agree that AOL shall become a party to the Rights Agreement for purposes of Sections 1, 2 (excluding Section 2.2), 3, 5.2, 6 and 8 only; provided that, for purposes of Section 1, AOL shall have the same rights and obligations as the Holders of 53,333 shares of Series A Preferred Stock, and for the purposes of Section 2.3, AOL shall have the same rights and obligations as the Holders of Registrable Series A Stock. By execution of this Amendment AOL agrees to become a party to and be bound by the provisions of the Rights Agreement with respect to such Sections and to abide by the terms of the Rights Agreement.

     5. Except as modified by this Amendment, all other terms and conditions in the Rights Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof.

     6. This Amendment will take effect immediately upon the execution hereof by the Company, AOL and the holders of the requisite number of securities as set forth in the Rights Agreement.

     7. This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                              SMARTAGE.COM CORP.



                              By__________________________________
                                        Brian McGee
                                  Vice President of Finance


                              AMERICA ONLINE, INC.



                              By___________________________________


                              INVESTORS
                              ---------

                              SOFTBANK CAPITAL PARTNERS, LP



                              By__________________________________
                              Title_______________________________


                              SOFTBANK CAPITAL ADVISORS FUND, LP



                              By__________________________________
                              Title_______________________________

                              ACCEL VI L.P.

                              By: Accel VI Associates L.L.C.
                                  Its general partner



                              By__________________________________
                                        Managing Member


                              ACCEL INTERNET FUND II L.P.

                              By: Accel Internet Fund II Associates L.L.C.
                                  Its general partner



                              By__________________________________
                                        Managing Member


                              ACCEL KEIRETSU VI L.P.

                              By: Accel Keiretsu VI Associates L.L.C.
                                  Its general partner



                              By__________________________________
                                        Managing Member


                              ACCEL INVESTORS `98 L.P.



                              By__________________________________
                                        General Partner

                              EL DORADO VENTURES IV, LP



                              By__________________________________
                                        General Partner


                              EL DORADO TECHNOLOGY 98



                              By__________________________________
                                        General Partner


                              INTEGRAL CAPITAL PARTNERS IV L.P.



                              By__________________________________
                                        General Partner


                              INTEGRAL CAPITAL PARTNERS IV MS SIDE FUND



                              By__________________________________
                                        General Partner


                              VECTOR CAPITAL LP.

                              By: VECTOR CAPITAL PARTNERS L.L.C.
                                  Its General Partner



                              By__________________________________
                                    Alex Slusky, Managing Member

                              WONDERSTAR INVESTMENTS, INC.



                              By__________________________________
                                        Michael Leeds



                              ____________________________________
                                        Stephen Grant



                              ____________________________________
                                        Anne-Marie Grant



                              ____________________________________
                                        Daniel Lynch



                              ____________________________________
                                        Roland Pieper



                              ____________________________________
                                        Benjamin Rosen


                              VIRANI FAMILY 1993 REVOCABLE TRUST



                              By__________________________________
                                        Trustee



                              ____________________________________
                                        Vinton Cerf

                              ____________________________________
                                        Sigrid Cerf


                              ____________________________________
                                        Albert Wu



                              ____________________________________
                                        William Lohse



                              ____________________________________
                                        John Thomsen


                               ____________________________________
                                        Erica Thomsen

                                                                  EXECUTION COPY

                                  Schedule 2.9

                             Competitive Entities*
                             ---------------------

The Parties expressly acknowledge and agree that this schedule only applies to
Section 2.9 and only with respect to Advertising sold by AOL to be served into the Co-Branded Sites, and does not in any way limit AOL's ability to sell Advertising to any entity, including any competitor of SmartAge, anywhere within the AOL Network (or to any other third party areas, e.g., dr koop). Notwithstanding anything to the contrary herein, AOL may, on the AOL Network, sell Advertisements to, or otherwise promote, any of the entities listed on this
Schedule 2.9 or added hereto from time to time in accordance with the terms hereof.
***

*Each of the listed entities shall be considered competitive to SmartAge only to the extent that it maintains an online, small-business targeted presence and continues to predominantly focus on business-to-business products and services.


SmartAge may add a Qualifying Entity (or Qualifying Entities) (as defined below) to this list once per *** (to a maximum of *** additional Qualifying Entities per year during the Term) with thirty (30) days' advance written notice to AOL, provided, however, that the restrictions applicable to each Qualifying Entity shall be subject to contractual commitments of AOL in existence as of the date on which such Qualifying Entity is named by SmartAge. For purposes hereof, a "Qualifying Entity" shall mean any other company to the extent they primarily offer products, services and content falling within the Permitted Categories listed in Exhibit D.

                                       61
CONFIDENTIAL

*** CONFIDENTIAL MATERIAL REDACTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.